EXHIBIT 99.2
                                                                   ------------

                                                                 EXECUTION COPY
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                                   INDENTURE


                           Dated as of March 8, 2004


                                     Among


                    FEDDERS NORTH AMERICA, INC., as Issuer,

                                      and

                          THE GUARANTORS NAMED HEREIN

                                      and

                  U.S. BANK NATIONAL ASSOCIATION, as Trustee

                           ------------------------

                                 $155,000,000

                          9 7/8% Senior Notes Due 2014







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
[[NYCORP:2359186v5:4202D:03/05/04--01:03 p]]


[[NYCORP:2359186v5:4202D:03/05/04--01:03 p]]
                             CROSS-REFERENCE TABLE



Trust Indenture                                               Indenture
  Act Section                                                  Section
---------------                                               ---------
ss. 310(a)(1)................................................. 7.10
      (a)(2).................................................. 7.10
      (a)(3).................................................. N.A.
      (a)(4).................................................. N.A.
      (a)(5).................................................. 7.08, 7.10
      (b)..................................................... 7.08; 7.10; 11.02
      (c)..................................................... N.A.
ss. 311(a).................................................... 7.11
      (b)..................................................... 7.11
      (c)..................................................... N.A.
ss. 312(a).................................................... 2.05
      (b)..................................................... 11.03
      (c)..................................................... 11.03
ss. 313(a).................................................... 7.06
      (b)(1).................................................. 7.06
      (b)(2).................................................. 7.06
      (c)..................................................... 7.06; 11.02
      (d)..................................................... 7.06
ss. 314(a).................................................... 4.11; 4.12; 11.02
      (b)..................................................... N.A.
      (c)(1).................................................. 11.04
      (c)(2).................................................. 11.04
      (c)(3).................................................. N.A.
      (d)..................................................... N.A.
      (e)..................................................... 11.05
      (f)..................................................... N.A.
ss. 315(a).................................................... 7.01(b)
      (b)..................................................... 7.05; 11.02
      (c)..................................................... 7.01(a)
      (d)..................................................... 7.01(c)
      (e)..................................................... 6.11
ss. 316(a)(last sentence)..................................... 2.09
      (a)(1)(A)............................................... 6.05
      (a)(1)(B)............................................... 6.04
      (a)(2).................................................. N.A.
      (b)..................................................... 6.07
      (c)..................................................... 9.04
ss. 317(a)(1)................................................. 6.08
      (a)(2).................................................. 6.09
      (b)..................................................... 2.04
ss. 318(a).................................................... 11.01
---------------
N.A. means Not Applicable.
NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.  Definitions.....................................................1


SECTION 1.02.  Incorporation by Reference of Trust Indenture Act..............14


SECTION 1.03.  Rules of Construction..........................................14


                                  ARTICLE II

                                THE SECURITIES

SECTION 2.01.  Form and Dating................................................15


SECTION 2.02.  Execution and Authentication...................................15


SECTION 2.03.  Registrar and Paying Agent.....................................16


SECTION 2.04.  Paying Agent to Hold Assets in Trust...........................16


SECTION 2.05.  Securityholder Lists...........................................16


SECTION 2.06.  Transfer and Exchange..........................................16


SECTION 2.07.  Replacement Securities.........................................17


SECTION 2.08.  Outstanding Securities.........................................17


SECTION 2.09.  Treasury Securities............................................17


SECTION 2.10.  Temporary Securities...........................................17


SECTION 2.11.  Cancellation...................................................18


SECTION 2.12.  Defaulted Interest.............................................18


SECTION 2.13.  CUSIP Numbers..................................................18


SECTION 2.14.  Deposit of Moneys..............................................18


SECTION 2.15.  Issuance of Additional Securities..............................18


                                  ARTICLE III

                                  REDEMPTION

SECTION 3.01.  Notices to Trustee.............................................19


SECTION 3.02.  Selection of Securities to Be Redeemed.........................19


SECTION 3.03.  Notice of Redemption...........................................19


SECTION 3.04.  Effect of Notice of Redemption.................................20


SECTION 3.05.  Deposit of Redemption Price....................................20


SECTION 3.06.  Securities Redeemed in Part....................................20


                                  ARTICLE IV

                                   COVENANTS

SECTION 4.01.  Payment of Securities..........................................20


SECTION 4.02.  Maintenance of Office or Agency................................21


SECTION 4.03.  Transactions with Affiliates...................................21


SECTION 4.04.  Limitation on Incurrence of Indebtedness.......................22


SECTION 4.05.  Limitation on Certain Asset Sales..............................22


SECTION 4.06.  Limitation on Restricted Payments..............................25


SECTION 4.07.  Corporate Existence............................................28


SECTION 4.08.  Payment of Taxes and Other Claims..............................28


SECTION 4.09.  Notice of Defaults.............................................28


SECTION 4.10.  Maintenance of Properties and Insurance........................28


SECTION 4.11.  Compliance Certificate.........................................29


SECTION 4.12.  Provision of Financial Information.............................29


SECTION 4.13.  Waiver of Stay, Extension or Usury Laws........................29


SECTION 4.14.  Change of Control..............................................29


SECTION 4.15.  Limitations on Dividend and Other Payment
               Restrictions Affecting Restricted Subsidiaries.................31


SECTION 4.16.  Designation of Restricted and Non-Restricted Subsidiaries......32


SECTION 4.17.  Limitation on Liens............................................32


SECTION 4.18.  Limitation on Sale and Leaseback Transactions..................33


SECTION 4.19.  Future Guarantors..............................................33


                                   ARTICLE V

                        MERGERS; SUCCESSOR CORPORATION

SECTION 5.01.  Mergers, Consolidation and Sale of Assets......................33


SECTION 5.02.  Successor Corporation Substituted..............................34


                                  ARTICLE VI

                             DEFAULT AND REMEDIES

SECTION 6.01.  Events of Default..............................................34


SECTION 6.02.  Acceleration...................................................36


SECTION 6.03.  Other Remedies.................................................36


SECTION 6.04.  Waiver of Past Default.........................................36


SECTION 6.05.  Control by Majority............................................37


SECTION 6.06.  Limitation on Suits............................................37


SECTION 6.07.  Rights of Holders to Receive Payment...........................37


SECTION 6.08.  Collection Suit by Trustee.....................................37


SECTION 6.09.  Trustee May File Proofs of Claim...............................38


SECTION 6.10.  Priorities.....................................................38


SECTION 6.11.  Undertaking for Costs..........................................38
                                  ARTICLE VII

                                    TRUSTEE

SECTION 7.01.  Duties of Trustee..............................................39


SECTION 7.02.  Rights of Trustee..............................................40


SECTION 7.03.  Individual Rights of Trustee...................................40


SECTION 7.04.  Trustee's Disclaimer...........................................41


SECTION 7.05.  Notice of Defaults.............................................41


SECTION 7.06.  Reports by Trustee to Holders..................................41


SECTION 7.07.  Compensation and Indemnity.....................................41


SECTION 7.08.  Replacement of Trustee.........................................42


SECTION 7.09.  Successor Trustee by Merger, etc...............................43


SECTION 7.10.  Eligibility; Disqualification..................................43


SECTION 7.11.  Preferential Collection of Claims Against Company..............43


                                 ARTICLE VIII

                      DISCHARGE OF INDENTURE; DEFEASANCE

SECTION 8.01.  Discharge of Indenture.........................................43


SECTION 8.02.  Legal Defeasance...............................................44


SECTION 8.03.  Covenant Defeasance............................................44


SECTION 8.04.  Conditions to Legal Defeasance or Covenant Defeasance..........44


SECTION 8.05.  Deposited Money and U.S. Government Obligations to
               Be Held in Trust; Other Miscellaneous Provisions...............46


SECTION 8.06.  Reinstatement..................................................46


SECTION 8.07.  Moneys Held by Paying Agent....................................47


SECTION 8.08.  Moneys Held by Trustee.........................................47


                                  ARTICLE IX

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01.  Without Consent of Holders.....................................47


SECTION 9.02.  With Consent of Holders........................................48


SECTION 9.03.  Compliance with Trust Indenture Act............................49


SECTION 9.04.  Revocation and Effect of Consents..............................49


SECTION 9.05.  Notation on or Exchange of Securities..........................49


SECTION 9.06.  Trustee to Sign Amendments, etc................................49


                                   ARTICLE X

                                  GUARANTEES

SECTION 10.01.  Unconditional Guarantees......................................49


SECTION 10.02.  Severability..................................................50


SECTION 10.03.  Limitation of Guarantors' Liability...........................50


SECTION 10.04.  Subordination of Subrogation and Other Rights.................50


SECTION 10.05.  Delivery of Guarantees........................................51


SECTION 10.06.  Release of Subsidiary Guarantor...............................51


SECTION 10.07.  Contribution..................................................51


                                  ARTICLE XI

                                 MISCELLANEOUS

SECTION 11.01.  Trust Indenture Act Controls..................................51


SECTION 11.02.  Notices.......................................................52


SECTION 11.03.  Communications by Holders with Other Holders..................52


SECTION 11.04.  Certificate and Opinion as to Conditions Precedent............53


SECTION 11.05.  Statements Required in Certificate or Opinion.................53


SECTION 11.06.  Rules by Trustee, Paying Agent, Registrar.....................53


SECTION 11.07.  Governing Law.................................................53


SECTION 11.08.  No Recourse Against Others....................................53


SECTION 11.09.  Successors....................................................53


SECTION 11.10.  Counterpart Originals.........................................54


SECTION 11.11.  Severability..................................................54


SECTION 11.12.  No Adverse Interpretation of Other Agreements.................54


SECTION 11.13.  Legal Holidays................................................54




Rule 144A/Regulation S/IAI Appendix

EXHIBIT 1 - Form of Initial Security
EXHIBIT 2 - Form of Exchange Security or Private Exchange Security
EXHIBIT 3 - Form of Transferee Letter of Representation

---------------
NOTE: This Table of Contents shall not, for any purpose, be deemed a part of the Indenture.

                                    INDENTURE dated as of March 8, 2004, among
                           FEDDERS NORTH AMERICA, INC., a Delaware corporation (the "Company"), the GUARANTORS listed on the signature pages hereto and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the "Trustee").

                  Each party hereto agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's Initial Securities, Exchange Securities and Private Exchange Securities (collectively, the "Securities"):

                                  ARTICLE I

                  DEFINITIONS AND INCORPORATION BY REFERENCE

                  SECTION 1.01. Definitions.

                  "Acceleration Notice" see Section 6.02.

                  "Additional Securities" means, subject to the Company's compliance with Section 4.04, 97/8% Senior Notes Due 2014 issued from time to time after March 8, 2004 under the terms of this Indenture (other than those issued pursuant to Section 2.06, 2.07, 2.10, 3.06, 4.05, 4.14 or 9.05 of this
Indenture).

                  "Affiliate" means any of the following: (i) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company, (ii) any spouse, immediate family member or other relative who has the same principal residence as any Person described in clause (i) above, (iii) any trust in which any such Person described in clause (i) or (ii) above has a beneficial interest, and (iv) any corporation or other organization of which any such Person described above collectively owns 10% or more of the equity of such entity.

                  "Affiliate Transaction" see Section 4.03.

                  "Agent" means any Registrar, Paying Agent or co-Registrar.

                  "Asset Sale" means the sale, lease, conveyance or other disposition by the Company or a Restricted Subsidiary, or by Fedders Corporation or any Non-FNA Subsidiary, in a single transaction or in a series of related transactions, including any disposition by means of a merger, consolidation or similar transaction of (1) any share of Capital Stock of a Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Restricted Subsidiary, or Fedders Corporation or a Non-FNA Subsidiary, as the case may
be); (2) all or substantially all the assets of any division or line of business of the Company or any Restricted Subsidiary, or Fedders Corporation or a Non-FNA Subsidiary, as the case may be; (3) any other assets of the Company or any Restricted Subsidiary, or Fedders Corporation or a Non-FNA Subsidiary, as the case may be, outside the ordinary course of business of such Person; provided that Asset Sales will not include such sales, leases, conveyances or dispositions in connection with (i) the surrender or waiver of contract rights or the settlement, release or surrender of contract, tort or other claims of any kind; (ii) the sale of inventory in the ordinary course of business; (iii) a sale-leaseback of assets within one year following the acquisition of such assets; (iv) the grant of any license of patents, trademarks, registration therefor and other similar intellectual property; (v) a transfer of assets by the Company or a Restricted Subsidiary to the Company or a Restricted Subsidiary; (vi) the designation of a Restricted Subsidiary as a Non-Restricted Subsidiary pursuant to Section 4.16; (vii) the sale, lease, conveyance or other disposition of all or substantially all of the assets of Fedders Corporation or the Company as permitted under Section 5.01; (viii) the sale or disposition of obsolete equipment or other obsolete assets; (ix) Restricted Payments permitted by Section 4.06; (x) the exchange of assets for other non-cash assets that (a) are useful in the business of Fedders Corporation and its Subsidiaries and (b) have a fair market value at least equal to the fair market value of the assets being exchanged (as determined in good faith by the Board of Directors of Fedders Corporation or the board of directors of the Subsidiary of Fedders Corporation which owns such assets);
(xi) a transfer of assets by Fedders Corporation or a Subsidiary of Fedders Corporation (other than the Company and its Restricted Subsidiaries) to Fedders Corporation or a Subsidiary of Fedders Corporation (other than the Company and its Restricted Subsidiaries); or (xii) the disposition of Rotorex Company, Inc.'s property at Walkersville, Maryland, provided that the Net Available Cash therefrom is used to make a Restricted Payment of the type described in clause (ix) of the second paragraph under Section 4.06.

                  "Asset Sale Disposition Date" see Section 4.05.

                  "Asset Sale Offer " see Section 4.05.

                  "Asset Sale Purchase Date" see Section 4.05.

                  "Asset Sale Trigger Date" see Section 4.05.

                  "Attributable Debt" in respect of a sale and leaseback transaction means, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with GAAP) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such sale and leaseback transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

                  "Bankruptcy Law" see Section 6.01.

                  "Board of Directors" means the Company's board of directors or any authorized committee of such board of directors.

                  "Business Day" means a day (other than a Saturday or Sunday) on which the Depositary and banks in New York, and banks in the city in which the Corporate Trust Office of the Trustee is located, are open for business.

                  "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of corporate stock, including any Preferred Stock.

                  "Cash Flow" means, for any given period and Person, the sum of, without duplication, Consolidated Net Income, plus (a) any provision for taxes based on income or profits to the extent such income or profits were included in computing Consolidated Net Income, plus (b) Consolidated Interest Expense, to the extent deducted in computing Consolidated Net Income, plus (c) the amortization of all intangible assets, to the extent such amortization was deducted in computing Consolidated Net Income (including, but not limited to, inventory write-ups, goodwill, debt and financing costs), plus (d) all depreciation and all other non-cash charges (including, without limitation, those charges relating to purchase accounting adjustments and LIFO adjustments), to the extent deducted in computing Consolidated Net Income, plus (e) any interest income, to the extent such income was not included in computing Consolidated Net Income, plus (f) all dividend payments on Preferred Stock (whether or not paid in cash) to the extent deducted in computing Consolidated Net Income; provided, however, that, if any such calculation includes any period during which an acquisition or sale of a Person or the incurrence or repayment of Indebtedness occurred, then such calculation for such period shall be made on a Pro Forma Basis.

                  "Cash Flow Coverage Ratio" means, for any given period and Person, the ratio of: (i) Cash Flow, divided by (ii) the sum of Consolidated Interest Expense (except dividends paid or payable in additional shares of Capital Stock (other than Disqualified Stock)) in each case, without duplication; provided, however, that if any such calculation includes any period during which an acquisition or sale of a Person or the incurrence or repayment of Indebtedness occurred, then such calculation for such period shall be made on a Pro Forma Basis.

                  "Change of Control" means the occurrence of any of the following: (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), excluding the Permitted Holders, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the Company or of Fedders Corporation; or (ii) the Company or Fedders Corporation consolidates with, or merges with or into, another person or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person, or any person consolidates with, or merges with or into, the Company or Fedders Corporation, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company or of Fedders Corporation is converted into or exchanged for cash, securities or other property, other than any such transaction where (A) the outstanding Voting Stock of the Company or of Fedders Corporation is converted into or exchanged for (1) Voting Stock (other than Disqualified Stock) of the surviving or transferee corporation or (2) cash, securities and other property in an amount which could be paid by the Company as a Restricted Payment under the Indenture and (B) immediately after such transaction no "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange
Act), excluding the Permitted Holders, is the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total Voting Stock of the surviving or transferee corporation; or (iii) during any consecutive two-year period, individuals who at the beginning of such period constituted the Board of Directors or the board of directors of Fedders Corporation (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then still in office who are entitled to vote to elect such new director and were either directors at the beginning of such period or persons whose election as directors or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors or the board of directors of Fedders Corporation then in office.

                  "Change of Control Offer" see Section 4.14.

                  "Change of Control Purchase Date" see Section 4.14.

                  "Change of Control Trigger Date" see Section 4.14.

                  "Commission" means the Securities and Exchange Commission.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman of the Board, its Vice Chairman of the Board, its President, a Vice President or its Treasurer, and by an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Interest Expense" means, for any given period and Person, the aggregate of (i) the interest expense in respect of all Indebtedness of such Person and the Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP (including amortization of original issue discount on any such Indebtedness, all non-cash interest payments, the interest portion of any deferred payment obligation and the interest component of capital lease obligations, but excluding amortization of deferred financing fees if such amortization would otherwise be included in interest expense) and (ii) the product of (a) all cash dividend payments (and non-cash dividend payments in the case of a Person that is a Restricted Subsidiary) on any series of Preferred Stock of such Person and the Restricted Subsidiaries payable to a party other than the Company or a wholly owned Subsidiary, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, on a consolidated basis and in accordance with GAAP; provided, however, that for the purpose of the Cash Flow Coverage Ratio, Consolidated Interest Expense shall be calculated on a Pro Forma Basis.

                  "Consolidated Net Income" means, for any given period and Person, the aggregate of the Net Income of such Person and the Restricted Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, however, that: (i) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (ii) the Net Income (but not loss) of any Person that is not a Restricted Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person,
(iii) the Net Income of any Restricted Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Restricted Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (which has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Restricted Subsidiary or its stockholders, (iv) the cumulative effect of a change in accounting principles shall be excluded, (v) income or loss attributable to discontinued operations shall be excluded, (vi) all other extraordinary, unusual or nonrecurring gains or losses shall be excluded, (vii) non-cash gains and losses from foreign currency translation shall be excluded, (viii) any write down or write off of intangible assets pursuant to the operation of SFAS 142 shall be excluded,
(ix) the Net Income (loss) of NYCOR North America, Inc. and its Subsidiaries for periods prior to January 1, 2004 shall be excluded and (x) any expenses or charges related to the offering of the Securities, including the writeoff of deferred financing costs, the payment of redemption or other premiums and any other loss on the early extinguishment of Indebtedness shall be excluded; provided, however, that for purposes of determining the Cash Flow Coverage Ratio, Consolidated Net Income shall be calculated on a Pro Forma Basis. For the avoidance of doubt, for purposes of calculating Consolidated Net Income as required by the definition of "Disqualified Distribution," no Non-FNA Subsidiary or any Subsidiary of a Non-FNA Subsidiary shall be deemed to be a Restricted Subsidiary.

                  "Corporate Trust Office of the Trustee" shall be at the address of the Trustee specified in Section 11.02 or such other address as the Trustee may give notice to the Company.

                  "Covenant Defeasance Option" see Section 8.02.

                  "Credit Agreement" means collectively, the Accounts Financing Agreement between Columbia Specialties, Inc. and Congress Financial Corporation dated December 23, 1992, and the Accounts Financing Agreement by and among Fedders North America, Inc., Emerson Quiet Kool Corporation and Congress Financial Corporation dated December 23, 1992, together with all loan documents and instruments thereunder (including, without limitation, any guarantee agreements, covenant supplements and security documents), in each case as such agreements have been or may be amended (including any amendment and restatement thereof), supplemented or otherwise modified from time to time, including any agreement extending the maturity of, refinancing, replacing or otherwise restructuring (including, without limitation, increasing the amount of available borrowings thereunder, and all Obligations with respect thereto, in each case, to the extent permitted by Section 4.04 or adding Subsidiaries of the Company as additional borrowers or guarantors thereunder) all or any portion of the Indebtedness under such agreement or any successor or replacement agreement and whether by the same or any other agent, lender or group of lenders.

                  "Credit Facilities" means one or more debt facilities, including the Credit Agreement, or commercial paper facilities with banks and other institutional lenders or investors or indentures providing for revolving credit loans, term loans, receivables financing, including through the sale of receivables to such lenders or to special purpose entities formed to borrow from such lenders against receivables, letters of credit or other long-term indebtedness, in each case, as amended, restated, modified, renewed, refunded, replaced or refinanced (including, without limitation, increasing the amount of available borrowings, and all Obligations with respect thereto, in each case, to the extent permitted by Section 4.04 or adding Restricted Subsidiaries or Subsidiaries of the Company as additional borrowers or guarantors thereunder), in whole or in part from time to time.

                  "Custodian" see Section 6.01.

                  "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

                  "defeasance trust" see Section 8.04.

                  "Depositary" means, with respect to the Securities issuable or issued in whole or in part in global form, the Person specified in Section
2.03 hereof as the Depositary with respect to the Securities, until a successor shall have been appointed and become such Depositary pursuant to the applicable provision of this Indenture, and, thereafter, "Depositary" shall mean or include such successor.

                  "Disposition" see Section 5.01.

                  "Disqualified Distribution" means a cash dividend, distribution or advance received by Fedders Corporation from any Non-FNA Subsidiary to the extent the amount of such cash dividend, distribution or advance and all other such cash dividends, distributions and advances since the Issue Date would exceed the aggregate Consolidated Net Income of the Non-FNA Subsidiaries accrued during the period (treated as one accounting period) from January 1, 2004 to the end of the most recent fiscal quarter at the time of such dividend, distribution or advance.

                  "Disqualified Stock" with respect to any Person means any Capital Stock or Equity Interests that by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part on, or prior to, the maturity date of the Securities, or any Capital Stock or Equity Interests in any Restricted Subsidiary of such Person.

                  "Equity Interests" means Capital Stock or partnership interests or warrants, options or other rights to acquire Capital Stock or partnership interests (but excluding (i) any debt security that is convertible into, or exchangeable for, Capital Stock or partnership interests, and (ii) any other Indebtedness or Obligation).

                  "Equity Offering" means a public or private offering by the Company or Fedders Corporation for cash of Capital Stock or other Equity Interests and all warrants, options or other rights to acquire Capital Stock, other than an offering of Disqualified Stock.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Event of Default" see Section 6.01.

                  "Excess Proceeds" see Section 4.05.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

                  "Existing Notes" means the 9?% Senior Subordinated Notes due 2007 of the Company.

                  "Final Maturity Date" means March 1, 2014.

                  "Foreign Subsidiary" means any Restricted Subsidiary of the Company that is not organized under the laws of the United States of America of any State thereof or the District of Columbia.

                  "GAAP" means generally accepted accounting principles, consistently applied, as in effect in the United States from time to time. Except as otherwise permitted by this Indenture, all financial and accounting determinations and calculations under the Indenture will be made in accordance with GAAP.

                  "Guarantees" means the guarantee by Fedders Corporation and the Subsidiary Guarantors of the Company's obligations with respect to the Securities, including any Guarantee entered into after the Issue Date.

                  "Guaranteed Obligations" see Section 10.01.

                  "Guarantors" means Fedders Corporation, the sole stockholder of the Company, and the Subsidiary Guarantors.

                  "Guaranty Agreement" means a supplemental indenture, in a form satisfactory to the Trustee, pursuant to which a Subsidiary Guarantor guarantees the Company's obligations with respect to the Securities on the terms provided for in this Indenture.

                  "Hedging Obligations" means, with respect to any Person, the Obligations of such Person under (i) interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, (ii) foreign exchange contracts, currency swap agreements or similar agreements, and (iii) other agreements or arrangements designed to protect such Person against fluctuations, or otherwise to establish financial hedges in respect of, exchange rates, currency rates or interest rates.

                  "Holder," "holder of Securities," "Securityholders" or other similar terms mean the registered holder of any Security.

                  "Indebtedness" means, with respect to any Person, (i) any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or representing the deferred and unpaid balance of the purchase price of any property (including pursuant to capital leases), except any such balance that constitutes an accrued expense or a trade payable, and any Hedging Obligations, if and to the extent such indebtedness (other than a Hedging Obligation) would appear as a liability upon a balance sheet of such Person prepared on a consolidated basis in accordance with GAAP, and also includes, to the extent not otherwise included, the guarantee of items that would be included within this definition; (ii) Disqualified Stock of such Person; or (iii) Preferred Stock issued by a Restricted Subsidiary of such Person.

                  "Indenture" means this Indenture as amended or supplemented from time to time.

                  "Interest Payment Date" means each semiannual interest payment date on March 1 and September 1 of each year.

                  "Interest Record Date" for the interest payable on any Interest Payment Date (except a date for payment of defaulted interest) means the February 15 or August 15 (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date.

                  "Investment" means any capital contribution to, or other debt or equity investment in, any Person. For the purposes of Section 4.06, the amount of any Investment shall be the original cost of such Investment plus the cost of all additional Investments by the Company or any of the Restricted Subsidiaries, without any adjustments for increases or decreases in value, or write-ups, write-downs or write-offs with respect to such Investment, reduced by the payment of dividends or distributions in connection with such Investment or any other amounts received by the Company or any Restricted Subsidiary in respect of such Investment to the extent not included in Consolidated Net Income.

                  "issue" means create, issue, assume, guarantee, incur or otherwise become directly or indirectly liable for any Indebtedness or Capital Stock, as applicable; provided, however, that any Indebtedness or Capital Stock of a Person existing at the time such Person becomes a Restricted Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be issued by such Restricted Subsidiary at the time it becomes a Restricted Subsidiary. For this definition, the terms "issuing," "issuer," "issuance" and "issued" have meanings correlative to the foregoing.

                  "Issue Date" means March 8, 2004.

                  "Legal Defeasance Option" see Section 8.02.

                  "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law (including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction).

                  "Net Income" means, with respect to any Person, the net income (loss) of such Person, determined in accordance with GAAP, excluding, however, any gain or loss, together with any related provision for taxes, realized in connection with any Asset Sale (including, without limitation, dispositions pursuant to sale and leaseback transactions).

                  "Net Proceeds" means, with respect to any Asset Sale, the aggregate amount of cash proceeds (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, other than the portion of such deferred payment constituting interest, and including any amounts received as disbursements or withdrawals from any escrow or similar account established in connection with any such Asset Sale, but, in either such case, only as and when so received) received by (A) the Company or any of its Restricted Subsidiaries in respect of such Asset Sale or (B) Fedders Corporation or any Non-FNA Subsidiary in respect of such Asset Sale, net of: (i) the cash expenses of such Asset Sale (including, without limitation, the payment of principal of, and premium, if any, and interest on, Indebtedness required to be paid as a result of such Asset Sale (other than the Securities) and legal, accounting, management and advisory and investment banking fees and sales commissions), (ii) taxes paid or payable as a result thereof, and (iii) any portion of cash proceeds that Fedders Corporation determines in good faith should be reserved for post-closing adjustments, it being understood and agreed that on the day that all such post-closing adjustments have been determined, the amount (if any) by which the reserved amount in respect of such Asset Sale exceeds the actual post-closing adjustments, payable by the Company or any of its Restricted Subsidiaries or Fedders Corporation or any Non-FNA Subsidiary shall constitute Net Proceeds on such date.

                  "New York Presenting Agent" see Section 4.02.

                  "Non-FNA Subsidiary" means any Subsidiary of Fedders Corporation other than the Company and its Subsidiaries.

                  "Non-Restricted Subsidiary" means any Subsidiary of the Company other than a Restricted Subsidiary.

                  "Obligations" means, with respect to any Indebtedness, all principal, interest, premiums, penalties, fees, indemnities, expenses (including legal fees and expenses), reimbursement obligations and other liabilities payable to the holder of such Indebtedness under the documentation governing such Indebtedness, and other claims of such holder arising in respect of such Indebtedness.

                  "Officer" means the Chairman of the Board of Directors, the President, any Vice President, the Treasurer or the Secretary of the Company.

                  "Officers' Certificate" means a certificate signed by two Officers.

                  "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company, Fedders Corporation or the Trustee.

                  "Other Company Indebtedness Guarantee" see Section 4.19.

                  "Other Permitted Indebtedness" means (i) Indebtedness of the Company and its Restricted Subsidiaries existing as of the Issue Date and all related Obligations as in effect on such date; (ii) Indebtedness of the Company and its Restricted Subsidiaries in respect of bankers acceptances and letters of credit (including, without limitation, letters of credit in respect of workers' compensation claims) issued in the ordinary course of business, or other Indebtedness in respect of reimbursement-type obligations regarding workers' compensation claims; (iii) Refinancing Indebtedness; provided that:
(A) the principal amount of such Refinancing Indebtedness shall not exceed the outstanding principal amount of Indebtedness (including unused commitments) extended, refinanced, renewed, replaced, substituted or refunded plus any amounts incurred to pay premiums, fees and expenses in connection therewith,
(B) the Refinancing Indebtedness shall have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being extended, refinanced, renewed, replaced, substituted or refunded and (C) a Restricted Subsidiary that is not a Subsidiary Guarantor may not refinance Indebtedness of the Company or of any Subsidiary Guarantor;
(iv) intercompany Indebtedness of and among the Company and its Restricted Subsidiaries (excluding guarantees by Restricted Subsidiaries of Indebtedness of the Company not issued in compliance with Section 4.19); (v) Indebtedness of any Non-Restricted Subsidiary created after the Issue Date; provided that such Indebtedness is nonrecourse to the Company and its Restricted Subsidiaries and the Company and its Restricted Subsidiaries have no Obligations with respect to such Indebtedness; (vi) Indebtedness of the Company and its Restricted Subsidiaries under Hedging Obligations; (vii) Indebtedness of the Company and its Restricted Subsidiaries arising from the honoring by a bank or other financial institution of a check, draft or similar instrument inadvertently (except in the case of daylight overdrafts, which will not be, and will not be deemed to be, inadvertent) drawn against insufficient funds in the ordinary course of business; (viii) guarantees by a Restricted Subsidiary of Indebtedness of the Company if the Indebtedness so guaranteed is permitted under this Indenture and the Securities are guaranteed by such Restricted Subsidiary to the extent required by Section 4.19; (ix) Indebtedness of the Company and its Restricted Subsidiaries in connection with performance, surety, statutory, appeal or similar bonds in the ordinary course of business; (x) intercompany Indebtedness of the Company owed to Fedders Corporation; provided such Indebtedness does not bear interest; and (xi) the Existing Notes (but no Refinancing Indebtedness in respect thereof).

                  "Paying Agent" see Section 2.03.

                  "Permitted Holders" means the Giordano Holding Company, a New Jersey corporation, its successors, its stockholders on the Issue Date and their respective Affiliates.

                  "Permitted Liens" means with respect to the Company and its Restricted Subsidiaries, (i) Liens for taxes, assessments, governmental charges or claims which are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted and if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor; (ii) statutory Liens of landlords and carriers', warehousemen's, mechanics', suppliers', materialmen's, repairmen's or other like Liens arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor;
(iii) Liens incurred on deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security; (iv) Liens incurred on deposits made to secure the performance of tenders, bids, leases, statutory obligations, surety and appeal bonds, government contracts, performance and return of money bonds and other obligations of a like nature incurred in the ordinary course of business (exclusive of obligations for the payment of borrowed money); (v) easements, rights-of-way, zoning or other restrictions, minor defects or irregularities in title and other similar charges or encumbrances not interfering in any material respect with the business of the Company or any of its Restricted Subsidiaries incurred in the ordinary course of business; (vi) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (vii) judgment and attachment Liens not giving rise to an Event of Default; (viii) leases or subleases granted to others not interfering in any material respect with the business of the Company or any of its Restricted Subsidiaries; (ix) Liens securing Indebtedness under Hedging Obligations; (x) Liens encumbering deposits made to secure obligations arising from statutory, regulatory, contractual or warranty requirements; (xi) Liens arising out of consignment or similar arrangements for the sale of goods entered into by the Company or its Restricted Subsidiaries in the ordinary course of business; (xii) Liens arising from filing Uniform Commercial Code financing statements regarding leases; (xiii) Liens existing on the Issue Date and any extensions, refinancings, renewals, replacements, substitutions or refundings thereof;
(xiv) any Lien granted to the Trustee and any substantially equivalent Lien granted to any trustee or similar institution under any indenture for the Existing Notes or any Senior Indebtedness permitted by the terms of this Indenture; (xv) Liens securing Indebtedness of the Company or a Subsidiary Guarantor if such Indebtedness is permitted to be incurred pursuant to Section 4.04(b)(i); (xvi) Liens securing Indebtedness of the Company and its Restricted Subsidiaries in connection with capital leases, sale and leaseback transactions, purchase money obligations, capital expenditures or similar financing transactions, which Indebtedness is permitted under Section 4.04 or 4.18; (xvii) Liens on property existing at the time of acquisition thereof by the Company or a Restricted Subsidiary of the Company; provided that such Liens were in existence prior to the contemplation of such acquisition; (xviii) Liens securing Senior Indebtedness of the Company or a Restricted Subsidiary; provided, however, that the aggregate amount of Senior Indebtedness secured by a Lien pursuant to this clause (xviii) shall not exceed $25.0 million outstanding at any time; provided further, however, that Liens outstanding pursuant to any other clause of this definition shall not be counted for purposes of this calculation if not outstanding pursuant to this clause (xviii); and (xix) additional Liens at any one time outstanding in respect of properties or assets where aggregate fair market value does not exceed $2,000,000 (the fair market value to be determined on the date such Lien is granted on such properties or assets).

                  "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Preferred Stock" of any Person means Capital Stock of such Person of any class or classes (however designated) that ranks prior, as to the payment of dividends or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                  "principal" of a debt security means the principal of the security, plus, when appropriate, the premium, if any, on the security.

                  "Pro Forma Basis" means, for purposes of determining Consolidated Net Income in connection with the Cash Flow Coverage Ratio (including in connection with Sections 4.06, 4.16 and 5.01, the incurrence of Indebtedness pursuant to paragraph (a) of Section 4.04 and Consolidated Net Worth for purposes of Section 5.01), giving pro forma effect to (x) any acquisition or sale of a Person, business or asset, related incurrence, repayment or refinancing of Indebtedness or other related transactions, including any Restructuring Charges which would otherwise be accounted for as an adjustment permitted by Regulation S-X under the Securities Act or on a pro forma basis under GAAP, or (y) any incurrence, repayment or refinancing of any Indebtedness and the application of the proceeds therefrom, in each case, as if such acquisition or sale and related transactions, restructurings, consolidations, cost savings, reductions, incurrence, repayment or refinancing were realized on the first day of the relevant period permitted by Regulation S-X under the Securities Act or on a pro forma basis under GAAP. Notwithstanding the foregoing, the Consolidated Net Income (loss), the EBITDA and the Consolidated Interest Expense of NYCOR North America, Inc. and its Subsidiaries for all periods prior to January 1, 2004 shall be excluded from any calculation required by this Indenture. Furthermore, in calculating the Cash Flow Coverage Ratio, (1) interest on outstanding Indebtedness determined on a fluctuating basis as of the determination date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the determination date; (2) if interest on any Indebtedness actually incurred on the determination date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the determination date will be deemed to have been in effect during the relevant period; (3) notwithstanding clause (1) above, interest on Indebtedness determined on a fluctuating basis, to the extent such interest is covered by agreements relating to interest rate swaps or similar interest rate protection Hedging Obligations, shall be deemed to accrue at the rate per annum resulting after giving effect to the operation of such agreements; and (4) interest on outstanding Indebtedness determined on a fixed basis pursuant to its terms will continue to be so determined, notwithstanding the fact that such interest may be covered by agreements relating to interest rate swaps or similar interest rate protection Hedging Obligations that effectively convert such fixed rate interest to fluctuating interest.

                  "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

                  "redemption price," when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture as set forth in the forms of Security annexed hereto as Exhibits 1 and 2.

                  "Refinancing Indebtedness" means Indebtedness of the Company and the Restricted Subsidiaries issued or given in exchange for, or the proceeds of which are used to, extend, refinance, renew, replace, substitute for or refund the Securities or Indebtedness contemplated by clause (i) of the definition of Other Permitted Indebtedness or any Indebtedness issued to so extend, refinance, renew, replace, substitute for or refund such Indebtedness.

                  "Register" see Section 2.03.

                  "Registrar" see Section 2.03.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated March 8, 2004, among the Company, Fedders Corporation, the Subsidiary Guarantors and Credit Suisse First Boston LLC.

                  "Related Business" means any business in which Fedders Corporation or any of its Subsidiaries was engaged on the Issue Date and any business determined by the Board of Directors to be related, ancillary or complementary to such businesses.

                  "Restricted Investment" means any Investment in any Person; provided that Restricted Investments will not include: (i) Investments in marketable securities and other negotiable instruments permitted by this Indenture; (ii) Investments in the Company; (iii) Investments in any Restricted Subsidiary or in a Person that becomes a Restricted Subsidiary as a result of such investment (provided that any Investment in a Restricted Subsidiary or in a Person that becomes a Restricted Subsidiary is made for fair market value as determined by the Board of Directors in good faith));
(iv) Investments which existed on the Issue Date; (v) Investments in joint ventures not to exceed $5 million outstanding at any time; (vi) Receivables owing to the Company or any Restricted Subsidiary if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary trade terms; provided, however, that such trade terms may include such concessionary trade terms as the Company or any such Restricted Subsidiary deems reasonable under the circumstances; (vii) payroll, travel and similar advances to cover matters that are expected at the time of such advances ultimately to be treated as expenses for accounting purposes and that are made in the ordinary course of business; (viii) loans or advances to employees made in the ordinary course of business consistent with past practices of the Company or such Restricted Subsidiary; (ix) stock, obligations or securities received in settlement of debts created in the ordinary course of business and owing to the Company or any Restricted Subsidiary or in satisfaction of judgments; (x) Investments acquired by the Company or any of its Restricted Subsidiaries (A) in exchange for any Investment or accounts receivable held by the Company or any such Restricted Subsidiary in connection with or as a result of a bankruptcy, workout, reorganization or recapitalization of the issuer of such other Investment or accounts receivable or (B) as a result of a foreclosure by the Company or any of its Restricted Subsidiaries with respect to any secured Investment or other transfer of title with respect to any secured Investment in default; (xi) Investments consisting of prepaid expenses, negotiable instruments held for collection and lease, utility and workers' compensation, performance and other similar deposits made in the ordinary course of business by the Company or any Restricted Subsidiary; (xii) investments consisting of Hedging Obligations otherwise permitted under Section 4.04; (xiii) extensions, modifications or renewals of any Investments existing on the Issue Date; or (xiv) Investments made in exchange for Capital Stock (other than Disqualified Stock) of the Company or Fedders Corporation. The amount of any Restricted Investment shall be the amount of cash and the fair market value at the time of transfer of all other property (as determined by the Board of Directors in good faith) initially invested or paid for such Restricted Investment, plus all additions thereto, without any adjustments for increases or decreases in value of or write-ups, write-downs or write-offs with respect to, such Restricted Investment.

                  "Restricted Payments" see Section 4.06.

                  "Restricted Subsidiary" means: (i) any Subsidiary of the Company existing on the Issue Date, other than FNA Mauritius Co., Inc., Fedders Shanghai Co., Ltd., Xi'an Fedders Dong Fang Air Conditioner Compressor Co., Ltd., Fedders Indoor Air Quality (Suzhou) Co., Ltd., Fedders de Mexico SA de CV and Quanzhou Melcor Hua Yu Thermoelectric Co., Ltd.; (ii) Melcor Corporation and Eubank Manufacturing Enterprises, Inc.; and (iii) any other Subsidiary of the Company formed, acquired or existing after the Issue Date that is designated as a "Restricted Subsidiary" by the Company pursuant to a resolution approved by a majority of the Board of Directors; provided, however, that the term Restricted Subsidiary shall not include any Subsidiary of the Company that has been redesignated by the Company pursuant to a resolution approved by a majority of the Board of Directors as a Non-Restricted Subsidiary in accordance with Section 4.16 unless such Subsidiary shall have subsequently been redesignated a Restricted Subsidiary in accordance with clause (ii) of this definition.

                  "Restructuring Charges" means any charges or expenses in respect of restructuring or consolidating any business, operations or facilities, any compensation or headcount reduction, or any other cost savings, of any persons or businesses either alone or together with the Company or any Restricted Subsidiary, as permitted by GAAP or Regulation S-X under the Securities Act.

                  "Rule 144A" means Rule 144A under the Securities Act, as it may be amended from time to time, and any successor provision thereto.

                  "Securities" means the Securities issued under this Indenture.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

                  "Securities Custodian" means the Trustee, as custodian with respect to the Securities, or any successor entity thereto.

                  "Senior Indebtedness" means the principal of, premium, if any, and interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on any Indebtedness of the Company, whether outstanding on the Issue Date or thereafter created, incurred or assumed, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Without limiting the generality of the foregoing, "Senior Indebtedness" shall also include the principal of, premium, if any, interest (including any interest accruing subsequent to the filing of a petition of bankruptcy at the rate provided for in the documentation with respect thereto, whether or not such interest is an allowed claim under applicable law) on, and all other amounts owing in respect of, all monetary obligations (including guarantees thereof) of every nature of the Company under the Credit Agreement, including, without limitation, obligations to pay principal and interest, reimbursement obligations under letters of credit, fees, expenses and indemnities and the guarantee of any obligations owing by any Subsidiary under the Credit Agreement. "Senior Indebtedness" shall not include (i) any Indebtedness of the Company to a Subsidiary of the Company, (ii) Indebtedness to, or guaranteed on behalf of, any shareholder, director, officer or employee of either the Company or any Subsidiary of the Company (including, without limitation, amounts owed for compensation), (iii) Indebtedness to trade creditors and other amounts incurred in connection with obtaining goods, materials or services, (iv) Indebtedness represented by Disqualified Stock, (v) any liability for federal, state, local or other taxes owed or owing by the Company, (vi) that portion of any Indebtedness incurred in violation of the Indenture provisions set forth in Section 4.04 and (vii) any Indebtedness which is, by its express terms, subordinated in right of payment to any other Indebtedness of the Company.

                  "Services Agreement" means the Services Agreement dated as of February 27, 2004 between the Company and Fedders Corporation.

                  "Significant Subsidiary" means any Restricted Subsidiary of the Company that would be a "significant subsidiary" as defined in clause (2) of the definition of such term in Rule 1-02 of Regulation S-X under the Securities Act and the Exchange Act.

                  "Subordinated Obligations" means, with respect to a Person, any Indebtedness of such Person (whether outstanding on the Issue Date or thereafter incurred) which is subordinate or junior in right of payment to the Securities or a Guarantee of such Person, as the case may be, pursuant to a written agreement to that effect.

                  "Subsidiary" of any Person means any entity of which the Equity Interests entitled to cast at least a majority of the votes that may be cast by all Equity Interests having ordinary voting power for the election of directors or other governing body of such entity are owned by such Person (regardless of whether such Equity Interests are owned directly by such Person or through one or more Subsidiaries).

                  "Subsidiary Guarantor" means each Subsidiary of the Company that executes this Indenture as a guarantor on the Issue Date and each other Subsidiary of the Company that thereafter guarantees the Securities pursuant to the terms of this Indenture.

                  "Subsidiary Guaranty" means the Guarantee by a Subsidiary Guarantor of the Company's obligations with respect to the Securities.

                  "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb), as amended, as in effect on the date of this Indenture, except as provided in Section 9.03.

                  "Trust Officer" means any officer within the corporate trust department (or any successor group) of the Trustee including any vice president, assistant vice president, assistant secretary, trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

                  "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York.

                  "U.S. Government Obligations" means direct, non-callable obligations of the United States of America for the payment of which the full faith and credit of the United States is pledged.

                  "U.S. Person" means a "U.S. person" as defined in Rule 902 under the Securities Act.

                  "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect the board of directors.

                  "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date, the number of years obtained by dividing (i) the then outstanding principal amount of such Indebtedness into (ii) the sum of the product(s) obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payment of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) which will elapse between such date and the making of such payment.

                  SECTION 1.02. Incorporation by Reference of Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Securityholder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company or any other obligor on the Securities.

                  All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them therein.

SECTION 1.03.  Rules of Construction.  Unless the context otherwise requires:

                  (1) a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3) "or" is not exclusive;

                  (4) words in the singular include the plural, and words in the plural include the singular;

                  (5) provisions apply to successive events and transactions;
     and

                  (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                  ARTICLE II

                                THE SECURITIES

                  SECTION 2.01. Form and Dating. Provisions relating to the Initial Securities, the Private Exchange Securities and the Exchange Securities are set forth in the Rule 144A/Regulation S/IAI Appendix attached hereto (the "Appendix") which is hereby incorporated in, and expressly made part of, this Indenture. The Initial Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit 1 to the Appendix which is hereby incorporated in, and expressly made a part of, this Indenture. The Exchange Securities, the Private Exchange Securities and the Trustee's certificate of authentication shall be substantially in the form of
Exhibit 2 to the Appendix, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its authentication. The terms of the Securities set forth in the Appendix are part of the terms of this Indenture.

                  SECTION 2.02. Execution and Authentication. One Officer shall sign, or one Officer shall sign the Securities for the Company by manual or facsimile signature.

                  If an Officer whose signature is on a Security was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

                  A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

                  Upon receipt of a written order of the Company in the form of an Officers' Certificate, on the Issue Date the Trustee shall authenticate $155.0 million of 97/8% Senior Notes Due 2014. In addition, subject to Section 4.04, from time to time, the Trustee shall authenticate Additional Securities for original issue after the Issue Date in an aggregate principal amount specified in such order upon receipt of a written order of the Company in the form of an Officers' Certificate. Each such Officers' Certificate shall specify the amount of Securities to be authenticated and the date on which the Securities are to be authenticated, and, in the case of issuance of Additional Securities pursuant to Section 2.15 after the Issue Date, shall certify that such issuance is not prohibited by Section 4.04.

                  Upon receipt of a written order of the Company in the form of an Officers' Certificate, the Trustee shall authenticate Securities in substitution for Securities originally issued to reflect any name change of the Company.

                  The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate Securities. Unless otherwise provided in the appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company and Affiliates of the Company.

                  The Securities shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

SECTION 2.03. ...Registrar and Paying Agent. The Company shall maintain an office or agency where (a) Securities may be presented or surrendered for registration of transfer or for exchange ("Registrar"), (b) Securities may be presented or surrendered for payment ("Paying Agent") and (c) notices and demands in respect of the Securities and this Indenture may be served. The Registrar shall keep a register (the "Register") of the Securities and of their transfer and exchange. The Company, upon notice to the Trustee, may appoint one or more co-Registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. Except as provided herein, the Company, or any Subsidiary may act as Paying Agent, Registrar or co-Registrar.

                  The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with Section 7.07.

                  The Company initially appoints the Trustee as Registrar and Paying Agent until such time as the Trustee has resigned or a successor has been appointed.

                  The Company initially appoints The Depositary Trust Company ("DTC") to act as Depositary with respect to the Securities.

                  SECTION 2.04. Paying Agent to Hold Assets in Trust. The Company shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal of or premium, if any, or interest or Additional Interest (as defined in the Registration Rights Agreement), if any, on the Securities, and shall notify the Trustee of any Default by the Company in making any such payment. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent (if other than the Company), the Paying Agent shall have no further liability for such assets. If the Company, any Subsidiary or any of their respective Affiliates acts as Paying Agent, it shall, on or before each due date of the principal of or interest on the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal or premium, if any, or, interest or Additional Interest, if any, so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  SECTION 2.05. Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee before each Interest Record Date and at such other times as the Trustee may request in writing a list as of such date and in such form as the Trustee may reasonably require of the names and addresses of Holders, which list may be conclusively relied upon by the Trustee.

                  SECTION 2.06. Transfer and Exchange. The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer. When a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of this Indenture and Section 8-401(1) of the UCC are met. When Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. Neither the Company nor the registrar is required to issue, register the transfer of, or exchange (i) any Securities selected for redemption or tendered pursuant to an offer or (ii) any Securities during the period between
(a) the date the Trustee receives notice of redemption from the Company and the date the Securities to be redeemed are selected by the Trustee or (b) a record date and the next succeeding interest payment date.

                  SECTION 2.07. Replacement Securities. If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the Company's and the Trustee's requirements for replacement of Securities are met. Such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee and any Agent from any loss which any of them may suffer if a Security is replaced and evidence to their satisfaction of the apparent loss, destruction or theft of such Security. The Company may charge such Holder for its reasonable out-of-pocket expenses in replacing a Security, including reasonable fees and expenses of counsel.

                  Every replacement Security is an additional obligation of the Company.

                  SECTION 2.08. Outstanding Securities. Securities outstanding at any time are all the Securities that have been authenticated by the Trustee except those canceled by it, those delivered to it for cancellation and those described in this Section 2.08 as not outstanding. Subject to Section 2.09, a Security does not cease to be outstanding because the Company or any of its Affiliates holds the Security.

                  If a Security is replaced pursuant to Section 2.07 (other than a mutilated Security surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser. A mutilated Security ceases to be outstanding upon surrender of such Security and replacement thereof pursuant to Section 2.07.

                  If on a Redemption Date or the Final Maturity Date the Paying Agent holds money sufficient to pay all of the principal and interest due on the Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

                  SECTION 2.09. Treasury Securities. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company, a Guarantor or any of their respective Affiliates shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities that a Trust Officer of the Trustee actually knows are so owned shall be disregarded.

                  The Trustee may require an Officers' Certificate listing Securities owned by the Company, the Guarantors or, to the knowledge of the Officers signing such Officers' Certificate, their respective Affiliates.

                  SECTION 2.10. Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate upon receipt of a Company Order pursuant to Section 2.02 definitive Securities in exchange for temporary Securities.

                  SECTION 2.11. Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for transfer, exchange or payment. The Trustee, or at the direction of the Trustee, the Registrar or the Paying Agent, and no one else, shall cancel all Securities surrendered for transfer, exchange, payment or cancellation and deliver to the Company such canceled Securities for disposal. Subject to
Section 2.07, the Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation. If the Company or any Guarantor shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the Indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation pursuant to this Section 2.11.

                  SECTION 2.12. Defaulted Interest. If the Company defaults in a payment of principal of or interest on the Securities, it shall pay interest on overdue principal and on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the rate per annum borne by the Securities, to the extent lawful.

                  SECTION 2.13. CUSIP Numbers. The Company in issuing the Securities will use "CUSIP" numbers, and the Trustee shall use the CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP numbers printed in the notice or on the Securities and that reliance may be placed only on the other identification numbers printed on the Securities. The Company shall promptly notify the Trustee of any changes in CUSIP numbers.

                  SECTION 2.14. Deposit of Moneys. Prior to 10:00 a.m. New York City time on each Interest Payment Date, Redemption Date and the Final Maturity Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date, Redemption Date or Final Maturity Date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such Interest Payment Date, Redemption Date or Final Maturity Date, as the case may be.

                  SECTION 2.15. Issuance of Additional Securities. The Company shall be entitled to issue Additional Securities under this Indenture which shall have identical terms as the Securities issued on the Issue Date, other than with respect to the date of issuance, issue price and amount of interest payable on the first payment date applicable thereto (and, if such Additional Securities shall be issued in the form of Exchange Securities, other than with respect to transfer restrictions); provided that such issuance is not prohibited by Section 4.04.

                  With respect to any Additional Securities, the Company shall set forth in a resolution of the Board of Directors and in an Officers' Certificate, a copy of each of which shall be delivered to the Trustee, the following information:

                  (A) the aggregate principal amount of such Additional Securities to be authenticated and delivered pursuant to this Indenture;

                  (B) the issue price, the issue date and the CUSIP number of such Additional Securities and the amount of interest payable on the first payment date applicable thereto; provided, however, that no Additional Securities may be issued at a price that would cause such Additional Securities to have "original issue discount" within the meaning of Section 1273 of the Internal Revenue Code of 1986, as amended, different than the "original issue discount" applicable to the Initial Securities issued on the Issue Date; and

                  (C) whether such Additional Securities shall be issued in the form of Initial Securities or shall be issued in the form of Exchange Securities.

                                 ARTICLE III

                                  REDEMPTION

                  SECTION 3.01. Notices to Trustee. If the Company wants to redeem Securities pursuant to paragraph 5 of the Securities at the applicable redemption price set forth therein, it shall notify the Trustee in writing of the Redemption Date and the principal amount of Securities to be redeemed. The Company shall give such notice to the Trustee at least 45 days before the Redemption Date (unless a shorter notice shall be agreed to by the Trustee in writing), together with an Officers' Certificate stating that such redemption will comply with the conditions contained herein.

                  SECTION 3.02. Selection of Securities to Be Redeemed. If less than all of the Securities are to be redeemed pursuant to paragraph 5 of the Securities, the Trustee shall select the Securities to be redeemed in compliance with the requirements of the national securities exchange, if any, on which the Securities are listed or, if the Securities are not then listed on a national securities exchange, on a pro rata basis to the extent practicable, and if not practicable, by lot or by any other method as the Trustee shall deem fair and appropriate. Selection of the Securities to be redeemed pursuant to the second paragraph of paragraph 5 of the Securities shall be made by the Trustee only on a pro rata basis or on as nearly a pro rata basis as is practicable (subject to the procedures of the Depositary) based on the aggregate principal amount of Securities held by each Holder. The Trustee shall make the selection from the Securities then outstanding, subject to redemption and not previously called for redemption.

                  The Trustee may select for redemption pursuant to paragraph 5 of the Securities portions of the principal amount of Securities that have denominations equal to or larger than $1,000 principal amount. Securities and portions of them the Trustee so selects shall be in amounts of $1,000 principal amount or integral multiples thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

                  SECTION 3.03. Notice of Redemption. At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Holder whose Securities are to be redeemed at such Holder's registered address.

                  Each notice of redemption shall identify the Securities to be redeemed (including, but subject to the provisions of Section 2.13, the CUSIP number thereon) and shall state:

                  (i) the Redemption Date;

                  (ii) the redemption price;

                  (iii) the name and address of the Paying Agent to which the Securities are to be surrendered for redemption;

                  (iv) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

                  (v) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders is to receive payment-of the redemption price upon surrender to the Paying Agent; and

                  (vi) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued.

                  At the Company's request, the Trustee shall give the notice of redemption on behalf of the Company, in the Company's name and at the Company's expense.

                  SECTION 3.04. Effect of Notice of Redemption. Once a notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the redemption price specified in such notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued interest thereon, if any, to the Redemption Date, but interest installments whose maturity is on or prior to such Redemption Date shall be payable to the Holders of record at the close of business on the relevant Interest Record Date.

                  SECTION 3.05. Deposit of Redemption Price. At least one Business Day before the Redemption Date, the Company shall deposit with the Paying Agent (or if the Company is its own Paying Agent, shall, on or before the Redemption Date, segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest and Additional Interest, if any, on all Securities to be redeemed on that date other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

                  If any Security surrendered for redemption in the manner provided in the Securities shall not be so paid on the Redemption Date due to the failure of the Company to deposit with the Paying Agent money sufficient to pay the redemption price thereof, the principal and accrued and unpaid interest, if any, thereon shall, until paid or duly provided for, bear interest as provided in Sections 2.12 and 4.01 with respect to any payment default.

                  SECTION 3.06. Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Trustee shall authenticate for the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                  ARTICLE IV

                                   COVENANTS

                  SECTION 4.01. Payment of Securities. The Company shall pay the principal of and premium, if any, and interest and Additional Interest, if any, on the Securities in the manner provided in the Securities and the Registration Rights Agreement. An installment of principal, premium, interest or Additional Interest shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company, a Subsidiary or an Affiliate of the Company) holds on that date money designated for and sufficient to pay the installment in full and is not prohibited from paying such money to the Holders of the Securities pursuant to the terms of this Indenture. The Trustee shall not be responsible for knowing the amount of Additional Interest due unless the Trustee shall have been notified by the Company thereof.

                  The Company shall pay interest on overdue principal at the same rate per annum borne by the Securities. The Company shall pay interest on overdue installments of interest at the same rate per annum borne by the Securities, to the extent lawful, as provided in Section 2.12.

                  SECTION 4.02. Maintenance of Office or Agency. The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency (which may be an office of the Trustee, Registrar or co-registrar) where Securities may be surrendered for payment or for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be presented (the "New York Presenting Agent"). The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.02 hereof. The Company hereby initially designates U.S. Bank National Association, 100 Wall Street - Suite 1600, New York, New York 10005, as its office or agency in The Borough of Manhattan, The City of New York, for such purposes.

                  SECTION 4.03. Transactions with Affiliates. (a) The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, make any loan, advance, guarantee or capital contribution to, or for the benefit of, or sell, lease, transfer or dispose of any properties or assets to, or for the benefit of, or purchase or lease any property or-assets from, or enter into or amend any contract, agreement or understanding with, or for the benefit of, an Affiliate (each such transaction or series of related transactions that are part of a common plan are referred to as an "Affiliate Transaction"), except in good faith and on terms that are no less favorable to the Company or the relevant Restricted Subsidiary than those that would have been obtained in a comparable transaction on an arm's length basis from an unrelated person.

                  (b) The Company shall not, and shall not permit any Restricted Subsidiary to, engage in any Affiliate Transaction involving aggregate payments or other transfers by the Company and its Restricted Subsidiaries in excess of $3,500,000 (including cash and non-cash payments and benefits valued at their fair market value by the Board of Directors in good faith) unless the Company delivers to the Trustee:

                  (i) a resolution of the Board of Directors stating that the Board of Directors (including a majority of the disinterested directors, if any) has, in good faith, determined that such Affiliate Transaction complies with the provisions of the Indenture, and

                  (ii) (A) with respect to any Affiliate Transaction involving the incurrence of Indebtedness, a written opinion of a nationally recognized investment banking or accounting firm experienced in the review of similar types of transactions, (B) with respect to any Affiliate Transaction involving the transfer of real property, fixed assets or equipment, either directly or by a transfer of 50% or more of the Capital Stock of a Restricted Subsidiary which holds any such real property, fixed assets or equipment, a written appraisal from a nationally recognized appraiser, experienced in the review of similar types of transactions or (C) with respect to any Affiliate Transaction not otherwise described in (A) and (B) above, a written certification from a nationally recognized professional or firm experienced in evaluating similar types of transactions, in each case, stating that the terms of such transaction are fair to the Company or such Restricted Subsidiary, as the case may be, from a financial point of view.

                  (c) Notwithstanding paragraphs (a) and (b) of this Section 4.03, this Section 4.03 shall not apply to: (i) transactions between the Company and any wholly owned Restricted Subsidiary or between wholly owned Restricted Subsidiaries; (ii) transactions permitted by Section 4.06; (iii) compensation paid to officers, employees or consultants of the Company or any Subsidiary as determined in good faith by the Board of Directors or executives; or (iv) transactions (A) between the Company or any of its Subsidiaries and Fedders Corporation or (B) between the Company or any of its Subsidiaries and a Subsidiary of Fedders Corporation in the ordinary course of business on terms substantially consistent with past practice.

                  SECTION 4.04. Limitation on Incurrence of Indebtedness. (a) The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, issue any Indebtedness (other than the Indebtedness represented by the Securities issued on the Issue Date in an aggregate principal amount not to exceed $155,000,000); provided, however, that the Company and the Subsidiary Guarantors will be entitled to issue Indebtedness if the Company's Cash Flow Coverage Ratio for its four full fiscal quarters next preceding the date such additional Indebtedness is issued would have been at least 2.25 to 1 if such Indebtedness is issued prior to March 1, 2005 or 2.5 to 1 if such Indebtedness is issued thereafter, in each case determined on a Pro Forma Basis (including, for this purpose, any other Indebtedness incurred since the end of the applicable four-quarter period) as if such additional Indebtedness and any other Indebtedness issued since the end of such four-quarter period had been issued at the beginning of such four-quarter period.

                  (b) The foregoing limitations will not apply to the issuance of:

                  (i) Indebtedness of the Company and/or the Subsidiary Guarantors under one or more Credit Facilities as measured on such date of issuance in an aggregate principal amount outstanding on any such date of issuance not exceeding the greater of (x) the sum of
          (A) 85% of the book value of the accounts receivable of the Company and the Subsidiary Guarantors on a consolidated basis and (B) 70% of the book value of the inventory of the Company and the Subsidiary Guarantors on a consolidated basis or (y) $100,000,000;

                  (ii) Indebtedness of the Company and its Restricted Subsidiaries in connection with capital leases, purchase money obligations, capital expenditures or similar financing transactions relating to their properties, assets and rights up to $15,000,000 in aggregate principal amount;

                  (iii) additional Indebtedness of the Company and the Subsidiary Guarantors in an aggregate principal amount of up to $15,000,000; and

                  (iv) Other Permitted Indebtedness.

                  (c) Notwithstanding paragraphs (a) and (b) of this Section 4.04, no Restricted Subsidiary shall under any circumstances issue a guarantee of any Indebtedness of the Company except for guarantees issued by Restricted Subsidiaries pursuant to Section 4.19; provided, however, that the foregoing will not limit or restrict guarantees issued by Restricted Subsidiaries in respect of Indebtedness of other Restricted Subsidiaries.

                  SECTION 4.05. Limitation on Certain Asset Sales. (a) The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, consummate an Asset Sale (including the sale of any of the Capital Stock of any Restricted Subsidiary) providing for Net Proceeds in excess of $5,000,000 unless the Net Proceeds from such Asset Sale are applied (in any manner otherwise permitted by this Indenture) to one or more of the following purposes in such combination as the Company shall elect: (i) an investment in any asset or business in a Related Business; provided that such investment occurs on or prior to the 365th day following the date of such Asset Sale (the "Asset Sale Disposition Date"), (ii) to reimburse the Company or its Subsidiaries for expenditures made, and costs incurred, to repair, rebuild, replace or restore property lost, damaged or taken to the extent that the Net Proceeds consist of insurance proceeds received on account of such loss, damage or taking, (iii) the purchase, redemption or other prepayment or repayment of outstanding Senior Indebtedness or Indebtedness of the Company's Restricted Subsidiaries on or prior to the 365th day following the Asset Sale Disposition Date or (iv) an Asset Sale Offer expiring on or prior to the Asset Sale Purchase Date. The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, consummate an Asset Sale unless at least 75% of the consideration therefor received by the Company or such Restricted Subsidiary is in the form of cash, cash equivalents or marketable securities; provided that, solely for purposes of calculating such 75% of the consideration, the amount of (x) any liabilities (as shown on the Company's or such Restricted Subsidiary's most recent balance sheet or in the notes thereto, excluding contingent liabilities and trade payables) of the Company or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Securities) that are assumed by the transferee of any such assets and (y) any notes or other obligations received by the Company or any such Restricted Subsidiary from such transferee that are promptly, but in no event more than 30 days after receipt, converted by the Company or such Restricted Subsidiary into cash (to the extent of the cash received), shall be deemed to be cash and cash equivalents for purposes of this provision. Any Net Proceeds from any Asset Sale that are not applied or invested as provided in the first sentence of this paragraph shall constitute "Excess Proceeds."

                  Fedders Corporation shall not, and shall not permit any of its Non-FNA Subsidiaries to, directly or indirectly consummate an Asset Sale unless the Net Proceeds from such Asset Sale are applied (in any manner otherwise permitted by this Indenture) to one or more of the following purposes in such combination as Fedders Corporation shall elect:

                  (i) an investment in another asset or business in a Related Business; provided that such investment occurs on or prior to the 365th day following the Asset Sale Disposition Date;

                  (ii) to reimburse Fedders Corporation or its Subsidiaries for expenditures made, and costs incurred, to repair, rebuild, replace or restore property lost, damaged or taken to the extent that the Net Proceeds consist of insurance proceeds received on account of such loss, damage or taking;

                  (iii) the purchase, redemption or other prepayment or repayment of outstanding Indebtedness of Fedders Corporation or Indebtedness of Fedders Corporation's Subsidiaries (other than Subordinated Obligations of the Company and the Subsidiary Guarantors) on or prior to the 365th day following the Asset Sale Disposition Date; or

                  (iv) an Asset Sale Offer expiring on or prior to the Asset Sale Purchase Date.

                  (b) When the aggregate amount of Excess Proceeds exceeds $6,500,000 (such date being an "Asset Sale Trigger Date"), the Company shall make an Offer (an "Asset Sale Offer") to all holders of Securities to purchase the maximum principal amount of the Securities then outstanding that may be purchased out of Excess Proceeds, at an offer price in cash in an amount equal to 100% of the principal amount thereof plus any accrued and unpaid interest and Additional Interest, if any, to the date (the "Asset Sale Purchase Date") the Securities tendered are purchased and paid for in accordance with this
Section 4.05.

                  Within 30 days following any Asset Sale Trigger Date, the Company shall mail a notice to each holder of Securities at such holder's registered address (with a copy to the Trustee) stating:

                  (i) that an Asset Sale Offer is being made pursuant to an Asset Sale Trigger Date, the length of time the Asset Sale Offer shall remain open and the maximum principal amount of Securities that will be accepted for payment pursuant to such Asset Sale Offer;

                  (ii) the purchase price, the amount of accrued and unpaid interest as of the Asset Sale Purchase Date and the Asset Sale Purchase Date (which shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed);

                  (iii) that any Security or portion thereof not tendered or accepted for payment will continue to accrue interest;

                  (iv) that any Security accepted for payment pursuant to the Asset Sale Offer shall cease to accrue interest on and after the Asset Sale Purchase Date;

                  (v) that Holders electing to have a Security purchased pursuant to the Asset Sale Offer will be required to surrender the Security, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Security completed, to a Paying Agent at the address specified in the notice at least three Business Days before the Asset Sale Purchase Date;

                  (vi) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the third Business Day before the Asset Sale Purchase Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Security the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Security purchased;

                  (vii) that, if the aggregate principal amount of Securities surrendered by Holders exceeds the Excess Proceeds, the Trustee shall select the Securities to be purchased on a pro rata basis to the extent practicable, and if not practicable, by lot or by any other method that the Trustee considers fair and appropriate and, if the Securities are listed on any securities exchange, by a method that complies with the requirements of such exchange; provided that, if less than all of a holder's Securities are to be redeemed or accepted for payment, only principal amounts of $1,000 or integral multiples thereof may be selected for redemption or accepted for payment;

                  (viii) that Holders whose Securities were purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered; and

                  (ix) a brief description of the circumstances and relevant facts regarding such Asset Sale.

                  On the Asset Sale Purchase Date, the Company will, to the extent required by this Indenture and the Asset Sale Offer, (1) accept for payment the maximum principal amount of Securities or portions thereof tendered pursuant to the Asset Sale Offer that can be purchased out of Excess Proceeds, (2) deposit with the Paying Agent the aggregate purchase price of all Securities or portions thereof accepted for payment and any accrued and unpaid interest and Additional Interest, if any, on such Securities as of the Asset Sale Purchase Date, and (3) deliver or cause to be delivered to the Trustee all Securities tendered pursuant to the Asset Sale Offer. The Paying Agent shall promptly mail to each holder of Securities or portions thereof accepted for payment an amount equal to the purchase price for such Securities plus any accrued and unpaid interest thereon and Additional Interest, if any, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book-entry) to such holder of Securities accepted for payment in part a new Security equal in principal amount to any unpurchased portion of the Securities and any Security not accepted for payment in whole or in part shall be promptly returned to the holder thereof. The Company will publicly announce the results of the Asset Sale Offer on or as soon as practicable after the Asset Sale Purchase Date.

                  The Company will comply with any tender offer rules under the Exchange Act which may then be applicable, including Rule 14e-1, in connection with an Asset Sale offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Indenture by virtue thereof.

                  Notwithstanding the foregoing, to the extent that any or all of the Net Proceeds of an Asset Sale are prohibited or delayed by applicable local law from being repatriated to the United States, the portion of such Net Proceeds so affected will not be required to be applied as described in this
Section 4.05, but may be retained for so long, but only for so long, as the applicable local law prohibits repatriation to the United States.

                  To the extent that any Excess Proceeds remain after completion of an Asset Sale Offer, the Company may use such remaining amount for general corporate purposes. Upon completion of an Asset Sale Offer, the amount of Excess Proceeds shall be reset at zero.

                  SECTION 4.06. Limitation on Restricted Payments. The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, (i) declare or pay any dividend or make any distribution on account of the Company's or such Restricted Subsidiary's Capital Stock or other Equity Interests (other than dividends or distributions payable in Capital Stock or other Equity Interests (other than Disqualified Stock) of the Company and dividends or distributions payable by a Restricted Subsidiary to a Restricted Subsidiary or to the Company); (ii) purchase, redeem or otherwise acquire or retire for value any Capital Stock or other Equity Interests of the Company or any of its Restricted Subsidiaries; (iii) make any principal payment on, purchase, defease, redeem, prepay, decrease or otherwise acquire or retire for value, prior to any scheduled final maturity, scheduled repayment or scheduled sinking fund payment, any Indebtedness of the Company that is subordinate or junior in right of payment to the Securities; or (iv) make any Restricted Investment (all such dividends, distributions, purchases, redemptions, acquisitions, retirements, prepayments and Restricted Investments being collectively referred to as "Restricted Payments"), if, at the time of such Restricted Payment:

                  (a) a Default or Event of Default shall have occurred and be continuing or shall occur as a consequence thereof; or

                  (b) immediately after such Restricted Payment and after giving pro forma effect thereto, the Company shall not be able to issue $1.00 of additional Indebtedness pursuant to paragraph (a) of
          Section 4.04; or

                  (c) such Restricted Payment, together with the aggregate of all other Restricted Payments made after the Issue Date, without duplication, exceeds the sum of (1) 50% of the aggregate Consolidated Net Income (including, for this purpose, gains or losses from Asset Sales) of the Company (or, in case such aggregate is a loss, 100% of such loss) for the period (taken as one accounting period) from January 1, 2004 and ended as of the Company's most recently ended fiscal quarter at the time of such Restricted Payment; plus (2) 100% of the aggregate net cash proceeds and the fair market value of any property or securities (as determined by the Board of Directors in good faith) received by the Company from the issue or sale of Capital Stock or other Equity Interests of the Company subsequent to the Issue Date (other than (w) Capital Stock or other Equity Interests issued or sold to a Restricted Subsidiary, (x) the issuance or sale of Disqualified Stock, (y) the Capital Stock of NYCOR North America, Inc. and its Subsidiaries contributed to the Company and (z) other than Excess Proceeds contributed to the Company for purposes of making an Asset Sale Offer in accordance with Section 4.05; plus (3) the amount by which the principal amount of and any accrued interest on either (A) Indebtedness of the Company or (B) any Indebtedness of any Restricted Subsidiary is reduced on the Company's consolidated balance sheet upon the conversion or exchange other than by a Restricted Subsidiary subsequent to the Issue Date of any Indebtedness of the Company or any Restricted Subsidiary (not held by the Company or any Restricted Subsidiary) for Capital Stock or other Equity Interests (other than Disqualified Stock) of the Company (less the amount of any cash, or the fair market value of any other property or securities (as determined by the Board of Directors in good faith), distributed by the Company or any Restricted Subsidiary (to Persons other than the Company or any other Restricted Subsidiary) upon such conversion or exchange); plus
          (4) if any Non-Restricted Subsidiary is redesignated as a Restricted Subsidiary, the value of the Restricted Payment that would result if such Subsidiary were redesignated as a Non-Restricted Subsidiary at such time, as determined in accordance with Section 4.16(b).

                  Notwithstanding the foregoing, paragraphs (b) and (c) shall not prohibit as Restricted Payments:

                  (i) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration, such payment would comply with all covenants of this Indenture (including, but not limited to, this Section 4.06); provided that payments made pursuant to this paragraph shall count as a Restricted Payment for purposes of the calculation in paragraph (c) of this
          Section 4.06;

                  (ii) payments to Fedders Corporation in an amount equal to the amount of income tax that the Company would have paid had it filed consolidated tax returns on a separate company basis in any given tax year; provided that payments made pursuant to this paragraph (ii) shall not count as a Restricted Payment for purposes of the calculation in paragraph (c) of this Section 4.06;

                  (iii) cash dividends or loans from the Company to Fedders Corporation pursuant to the Services Agreement but in no event exceeding 4% of the revenues of the Company and its Restricted Subsidiaries for the immediately preceding four fiscal quarters; provided, that payments made pursuant to this paragraph (iii) shall not count as a Restricted Payment for purposes of the calculation in paragraph (c) of this Section 4.06;

                  (iv) the redemption, repurchase, retirement or other acquisition of any Capital Stock or other Equity Interests of the Company or any Restricted Subsidiary in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to a Subsidiary of the Company) of other Capital Stock or other Equity Interests of the Company (other than any Disqualified Stock) or the redemption, repurchase, retirement or other acquisition of any Capital Stock or other Equity Interests of any Restricted Subsidiary in exchange for, or out of the proceeds of, the substantially concurrent sale (other than to the Company or a Subsidiary of the Company) of other Capital Stock or other Equity Interests of such Restricted Subsidiary; provided that, in each case, any net cash proceeds that are utilized for any such redemption, repurchase, retirement or other acquisition, and any Net Income resulting therefrom, shall be excluded from paragraph (c) of this Section 4.06;

                  (v) Restricted Investments made or received in connection with the sale, transfer or disposition of any business, properties or assets of the Company or any Restricted Subsidiary; provided that, if such sale, transfer or disposition constitutes an Asset Sale, the Company complies with the provisions of Section 4.05, and such Restricted Investments shall not count as a Restricted Payment for purposes of the calculation in paragraph (c) of this Section 4.06;

                  (vi) the payment of a dividend to Fedders Corporation in order to allow Fedders Corporation to pay its regular quarterly dividend in respect of Fedders Corporation's Series A Cumulative Preferred Stock, Common Stock and Class B Stock; provided that payments made pursuant to this paragraph (vi) shall count as a Restricted Payment for purposes of the calculation in paragraph (c) of this Section 4.06;

                  (vii) dividends or other Restricted Payments made to Fedders Corporation or any of its Subsidiaries to the extent such amounts are used to make an Investment in any Subsidiary of Fedders Corporation; provided that (A) the primary business of such Subsidiary is a Related Business and (B) the amount of such dividend or other Restricted Payment, when taken together with the aggregate amount of other dividends and Restricted Payments made pursuant to this clause (vii), does not exceed $30,000,000, provided further that amounts paid pursuant to this clause (vii) shall not count as a Restricted Payment for purposes of the calculation in paragraph (c) of this Section 4.06;

                  (viii) any cash advances or loans to Fedders Corporation or any Non-FNA Subsidiaries made in connection with ordinary course of business cash management practices of Fedders Corporation and its Subsidiaries; provided that amounts paid pursuant to this clause
          (viii) shall not count as a Restricted Payment for purposes of the calculation in paragraph (c) of this Section 4.06;

                  (ix) dividends or other Restricted Payments to Fedders Corporation or any of its Subsidiaries with the Net Proceeds from the disposition of the Walkersville, Maryland property owned by Rotorex Company, Inc. on the Issue Date to the extent such amounts are used to make an Investment in any Subsidiary of Fedders Corporation; provided that (A) the primary business of such Subsidiary is a Related Business and (B) amounts paid pursuant to this clause (ix) shall not count as a Restricted Payment for purposes of the calculation in paragraph (c) of this Section 4.06;

                  (x) one or more dividends or other distributions to Fedders Corporation to the extent they consist of the Capital Stock of or other Equity Interests in each of FNA Mauritius Co., Inc., Fedders Shanghai Co., Ltd., Fedders Indoor Air Quality (Suzhou) Co., Ltd., Xi'an Fedders Dong Fang Air Conditioner Compressor Co., Ltd. and Quanzhou Melcor Hua Yu Thermoelectric Co., Ltd.; provided, however, that (A) prior to the payment of such dividends neither the Company nor any Subsidiary Guarantor shall have contributed or otherwise transferred to any such persons any material assets other than in the ordinary course of business consistent with past practice, (B) substantially concurrent with such dividend or other distribution, Fedders Corporation contributes such Capital Stock to Fedders International or one of its Subsidiaries and (C) such dividends shall not count as Restricted Payments for purposes of the calculation in paragraph (c) of this Section 4.06; and

                  (xi) Restricted Payments in an amount which, when taken together with all Restricted Payments pursuant to this clause (xi) and then outstanding, does not exceed $15,000,000; provided that payments made pursuant to this paragraph (xi) shall count as a Restricted Payment for purposes of the calculation in paragraph (c) of this Section 4.06.

                  Fedders Corporation shall not directly or indirectly declare or pay any cash dividend or make any cash distribution on account of Fedders Corporation's Capital Stock or other Equity Interests with the proceeds of a Disqualified Distribution.

                  SECTION 4.07. Corporate Existence. Subject to Article Five, the Company and Fedders Corporation shall do or shall cause to be done all things necessary to preserve and keep in full force and effect their respective corporate existence and the corporate, partnership or other existence of each Restricted Subsidiary in accordance with the respective organizational documents of each of them (as the same may be amended from time to time) and the rights (charter and statutory) and material franchises of the Company, Fedders Corporation and the Restricted Subsidiaries; provided, however, that the Company and Fedders Corporation shall not be required to preserve any such right or franchise, or the corporate existence of any Restricted Subsidiary, if the Board of Directors or the board of directors of Fedders Corporation shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company, Fedders Corporation and the Restricted Subsidiaries, taken as a whole, and that the loss thereof is not, and will not be, adverse in any material respect to the Holders.

                  SECTION 4.08. Payment of Taxes and Other Claims. The Company and Fedders Corporation shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all material taxes, assessments and governmental charges levied or imposed upon the Company, Fedders Corporation or any Restricted Subsidiary or upon the income, profits or property of the Company, Fedders Corporation or any Restricted Subsidiary and (2) all lawful claims for labor, materials and supplies which, in each case, if unpaid, might by law become a material liability, or Lien upon the property, of the Company, Fedders Corporation or any Restricted Subsidiary; provided, however, that neither the Company nor Fedders Corporation shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which appropriate provision has been made.

                  SECTION 4.09. Notice of Defaults. (a) In the event that any Indebtedness of the Company, Fedders Corporation or any of their Subsidiaries is declared due and payable before its maturity because of the occurrence of any default (or any event which, with notice or lapse of time, or both, would constitute such a default) under such Indebtedness, the Company or Fedders Corporation shall promptly give written notice to the Trustee of such declaration, the status of such default or event and what action the Company or Fedders Corporation is taking or proposes to take with respect thereto.

                  (b) Upon becoming aware of any Default or Event of Default, the Company or Fedders Corporation shall promptly deliver an Officers' Certificate to the Trustee specifying the Default or Event of Default.

                  SECTION 4.10. Maintenance of Properties and Insurance. (a) The Company and Fedders Corporation shall cause all material properties owned by or leased to either of them or any Restricted Subsidiary and used or useful in the conduct of their business or the business of any Restricted Subsidiary to be maintained and kept in normal condition, repair and working order and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company or Fedders Corporation may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this
Section 4.10 shall prevent the Company, Fedders Corporation or any Restricted Subsidiary from discontinuing the use, operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is, in the judgment of the Board of Directors or of the board of directors of Fedders Corporation or the Restricted Subsidiary concerned, or of an officer (or other agent employed by the Company, Fedders Corporation or any Restricted Subsidiary) of the Company, Fedders Corporation or such Restricted Subsidiary having managerial responsibility for any such property, desirable in the conduct of the business of the Company, Fedders Corporation or any Restricted Subsidiary, and if such discontinuance or disposal is not adverse in any material respect to the Holders.

                  (b) The Company and Fedders Corporation shall maintain, and shall cause the Restricted Subsidiaries to maintain, insurance with responsible carriers against such risks and in such amounts, and with such deductibles, retentions, self-insured amounts and co-insurance provisions, as are customarily carried by similar businesses of similar size, including property and casualty loss, and workers' compensation insurance.

                  SECTION 4.11. Compliance Certificate. The Company shall deliver to the Trustee within 90 days after the close of each fiscal year a certificate signed by the principal executive officer, principal financial officer or principal accounting officer stating that a review of the activities of the Company has been made under the supervision of the signing officer with a view to determining whether a Default or Event of Default has occurred and whether or not the signer knows of any Default or Event of Default by the Company that occurred during such fiscal year. If the signer knows of such a Default or Event of Default, the certificate shall describe all such Defaults or Events of Default, their status and the action the Company is taking or proposes to take with respect thereto.

                  SECTION 4.12. Provision of Financial Information. For so long as the Securities are outstanding, whether or not Fedders Corporation or any successor thereto is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, Fedders Corporation shall submit for filing with the Commission the annual reports, quarterly reports and other documents relating to Fedders Corporation and its Subsidiaries that Fedders Corporation and its Subsidiaries would have been required to file with the Commission pursuant to Section 13 or 15(d) if Fedders Corporation and its Subsidiaries were subject to such reporting requirements. Fedders Corporation will also provide to all holders of Securities and file with the Trustee copies of such annual reports, quarterly reports and other documents required to be furnished to stockholders generally under the Exchange Act.

                  Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of the Trustee of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  SECTION 4.13. Waiver of Stay, Extension or Usury Laws. The Company and the Guarantors covenant (to the extent that they may lawfully do so) that they shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law, which would prohibit or forgive the Company or such Guarantor from paying all or any portion of the principal of and/or interest, if any, on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the performance of this Indenture; and (to the extent that they may lawfully do so) each of the Company and the Guarantors hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                  SECTION 4.14. Change of Control. Following the occurrence of a Change of Control (the date of such occurrence being the "Change of Control Trigger Date"), the Company shall notify the Holders of the Securities of such occurrence in the manner prescribed by this Indenture and shall, within 30 days after the Change of Control Trigger Date, make an offer (the "Change of Control Offer") to purchase all Securities then outstanding at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest and Additional Interest thereon, if any, to the date (the "Change of Control Purchase Date") the Securities tendered are purchased and paid for in accordance with this Section 4.14. The Company shall furnish to the Trustee, at least 14 days before notice of a Change of Control Offer is mailed to all holders of Securities, notice that the Change of Control Offer is being made. Within 30 days following any Change of Control Trigger Date, the Company shall mail a notice to each Holder of Securities at such Holder's registered address stating:

                  (i) that a Change of Control Offer is being made pursuant to a Change of Control Trigger Date, the length of time the Change of Control Offer shall remain open and that all Securities tendered for payment will be accepted for payment, and otherwise subject to the terms and conditions set forth therein;

                  (ii) the purchase price, the amount of accrued and unpaid interest as of the Change of Control Purchase Date, and the Change of Control Purchase Date (which shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed);

                  (iii) that any Security not tendered will continue to accrue interest;

                  (iv) that any Security accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest on and after the Change of Control Purchase Date;

                  (v) that Holders accepting the Change of Control Offer will be required to surrender the Securities to the Paying Agent specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Purchase Date;

                  (vi) that Holders will be entitled to withdraw their acceptance if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Change of Control Purchase Date, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Securities delivered for purchase and a statement that such Holder is withdrawing his election to have such Securities purchased;

                  (vii) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered;

                  (viii) any other procedures that a Holder must follow to accept a Change of Control Offer or effect withdrawal of such acceptance; and

                  (ix) the name and address of the Paying Agent.

                  On the Change of Control Purchase Date, the Company will, to the extent required by this Indenture and the Change of Control Offer, (1) accept for payment all Securities or portions thereof (subject to the requirement that any portion of a Security tendered must be tendered in any integral multiple $1,000 principal amount) tendered pursuant to the Change of Control Offer; (2) deposit with the Paying Agent the aggregate purchase price of all Securities or portions thereof accepted for payment and any accrued and unpaid interest and Additional Interest, if any, on such Securities as of the Change of Control Purchase Date, and (3) deliver or cause to be delivered to the Trustee all Securities tendered pursuant to the Change of Control Offer. The Paying Agent shall promptly mail to each holder of Securities or portions thereof accepted for payment an amount equal to the purchase price for such Securities plus any accrued and unpaid interest and Additional Interest, if any, thereon, and the Trustee shall promptly authenticate and mail (or cause to be transferred by book-entry) to such holder of Securities accepted for payment in part a new Security equal in principal amount to any unpurchased portion of the Securities and any Security not accepted for payment in whole or in part shall be promptly returned to the holder thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Purchase Date.

                  The Company will comply with any tender offer rules under the Exchange Act which may then be applicable, including Rule 14e-1, in connection with a Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with provisions of this Indenture, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this Indenture by virtue thereof.

                  SECTION 4.15. Limitations on Dividend and Other Payment Restrictions Affecting Restricted Subsidiaries. The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, create or otherwise cause or suffer to exist or become effective, any consensual encumbrance or restriction on the ability of any Restricted Subsidiary that is not a Subsidiary Guarantor to (a) pay dividends or make any other distributions on its Capital Stock or any other interest or participation in, or measured by, its profits, owned by the Company or any Restricted Subsidiary, or pay any Indebtedness owed to, the Company or any Restricted Subsidiary, (b) make loans or advances to the Company, or (c) transfer any of its properties or assets to the Company, except for such encumbrances or restrictions existing under or by reason of:

                  (i) any agreement, obligation or instrument in effect on the Issue Date, and any amendment, restatement or extension of such agreement, obligation or instrument to the extent such encumbrances or restrictions are not materially more restrictive to the Securityholders than those in effect on the Issue Date;

                  (ii) Indebtedness permitted (A) under paragraph (a) of
          Section 4.04, (B) under clauses (i) or (iii) of paragraph (b) of
          Section 4.04 or clauses (i), (v), (vi) or (viii) of the definition of Other Permitted Indebtedness, or (C) by agreements and transactions permitted under Section 4.06;

                  (iii) customary provisions restricting subletting or assignment of any lease or license of the Company or any Restricted Subsidiary;

                  (iv) any instrument governing Indebtedness or any other encumbrance or restriction of a Person acquired by the Company or any Restricted Subsidiary at the time of such acquisition, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person, so acquired;

                  (v) the Credit Agreement;

                  (vi) any Refinancing Indebtedness permitted under Section
          4.04 or clauses (i), (v) or (viii) of the definition of Other Permitted Indebtedness; provided that the encumbrances and restrictions created in connection with such Refinancing Indebtedness are no more restrictive in any material respect with regard to the interests of the Holders of Securities than the encumbrances and restrictions in the refinanced Indebtedness;

                  (vii) the Existing Notes; or

                  (viii) the terms of purchase money obligations, but only to the extent such purchase money obligations restrict or prohibit the transfer of the property so acquired.

                  Nothing contained in this Section 4.15 shall prevent the Company from entering into any agreement or instrument providing for the incurrence of Permitted Liens or restricting the sale or other disposition of property or assets of the Company or any of its Restricted Subsidiaries that are subject to Permitted Liens.

                  SECTION 4.16. Designation of Restricted and Non-Restricted Subsidiaries. (a) As of the date of this Indenture, Trion, Inc., Envirco Corporation, Melcor Corporation, Eubank Manufacturing Enterprises, Inc., Emerson Quiet Kool Corporation, Fedders Inc., Columbia Specialties, Inc., Rotorex Company, Inc. and Fedders Outlet, Inc. shall be Restricted Subsidiaries. Subject to the exceptions described below, from and after the Issue Date, the Company may designate any existing or newly formed or acquired Subsidiary as a Non-Restricted Subsidiary; provided that either (i) the Subsidiary to be so designated has total assets of $1,000,000 or less or (ii) immediately before and after giving effect to such designation: (I) the Company could incur $1.00 of additional Indebtedness pursuant to paragraph (a) of Section 4.04 determined on a Pro Forma Basis; (II) no Default or Event of Default shall have occurred and be continuing; (III) all Investments made by the Company or by a Restricted Subsidiary of the Company in such Restricted Subsidiary which is being designated a Non-Restricted Subsidiary prior to or on the date such Restricted Subsidiary is being designated a Non-Restricted Subsidiary shall have been permitted pursuant to Section 4.06 as if all of such Restricted Payments had been made on the day such Restricted Subsidiary is designated a Non-Restricted Subsidiary (to the extent not previously included as a Restricted Payment) in the amount of the greater of (A) the fair market value (as determined by the Board of Directors in good faith) of the Equity Interests of such Subsidiary held by the Company and its Restricted Subsidiaries on such date or (B) the amount of the Investments determined in accordance with GAAP made by the Company and any of its Restricted Subsidiaries in such Restricted Subsidiary; and (IV) all transactions between the Subsidiary to be so designated and its Affiliates remaining in effect are permitted pursuant to Section 4.03.

                  (b) The Company may redesignate any Non-Restricted Subsidiary as a Restricted Subsidiary. The Company may not, and may not permit any Restricted Subsidiary to, take any action or enter into any transaction or series of transactions that would result in a Person becoming a Restricted Subsidiary (whether through an acquisition, the redesignation of a Non-Restricted Subsidiary or otherwise, but not including through the creation of a new Restricted Subsidiary) unless, immediately before and after giving effect to such action, transaction or series of transactions, (i) the Company could incur at least $1.00 of additional Indebtedness pursuant to paragraph
(a) of Section 4.04 on a Pro Forma Basis and (ii) no Default or Event of Default shall have occurred and be continuing.

                  (c) The designation of a Subsidiary as a Restricted Subsidiary or the removal of such designation shall be made by a resolution adopted by a majority of the Board of Directors stating that the Board of Directors has made such designation in accordance with this Indenture, and the Company shall deliver to the Trustee such resolution together with an Officers' Certificate certifying that the designation complies with this Indenture. Such designation will be effective as of the date specified in the applicable resolution which may not be before the date the applicable Officers' Certificate is delivered to the Trustee.

                  SECTION 4.17. Limitation on Liens. The Company shall not, and shall not cause or permit any Restricted Subsidiary to, directly or indirectly, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) upon any property or asset now owned or hereafter acquired by them, or any income or profits therefrom, or assign or convey any right to receive income therefrom; provided, however, that in addition to creating Permitted Liens on its properties or assets, the Company and any of the Subsidiary Guarantors may create any Lien upon any of their properties or assets (including, but not limited to, any Capital Stock of its Subsidiaries) if the Securities are equally and ratably secured.

                  SECTION 4.18. Limitation on Sale and Leaseback Transactions. The Company shall not, and shall not cause or permit any of its Restricted Subsidiaries to, enter into any sale and leaseback transaction; provided that the Company and the Subsidiary Guarantors may enter into a sale and leaseback transaction if (i) the Company or such Subsidiary Guarantor could have incurred Indebtedness in an amount equal to the Attributable Debt relating to such sale and leaseback transaction pursuant to the Company's Cash Flow Coverage Ratio test set forth in paragraph (a) of Section 4.04, (ii) the net cash proceeds of such sale and leaseback transaction are at least equal to the fair market value (as determined in good faith by the Board of Directors and set forth in an Officers' Certificate delivered to the Trustee) of the property that is the subject of such sale and leaseback transaction and (iii) the transfer of assets in such sale and leaseback transaction is permitted by, and the proceeds of such transaction are applied in compliance with, Section 4.05.

                  SECTION 4.19. Future Guarantors. The Company shall not permit any domestic Restricted Subsidiary to issue any Indebtedness (other than Other Permitted Indebtedness) or any Foreign Subsidiary to guarantee any Indebtedness (other than Indebtedness issued by another Foreign Subsidiary) unless such Restricted Subsidiary contemporaneously executes and delivers a supplemental indenture to the Trustee providing for a guarantee of payment of the Securities then outstanding by such Restricted Subsidiary on the same terms as a Subsidiary Guaranty; provided, however, that the provisions of this
Section 4.19 do not apply to guarantees by any Restricted Subsidiary of the Company's Indebtedness under the Credit Agreement as in effect on the Issue Date.

                  Each guarantee of the Securities created by a Restricted Subsidiary pursuant to the provisions described in the foregoing paragraph shall be in form and substance satisfactory to the Trustee and shall provide, among other things, that it will be automatically and unconditionally released and discharged upon (i) any sale, exchange or transfer permitted by this Indenture of (a) all of the Company's Capital Stock in such Restricted Subsidiary or (b) the sale of all or substantially all of the assets of the Restricted Subsidiary and upon the application of the Net Proceeds from such sale in accordance with the requirements of Section 4.05 or (ii) the release or discharge of the Other Company Indebtedness Guarantee that resulted in the creation of such guarantee of the Securities.

                                  ARTICLE V

                        MERGERS; SUCCESSOR CORPORATION

                  SECTION 5.01. Mergers, Consolidation and Sale of Assets. (a) Each of the Company and Fedders Corporation shall not consolidate or merge with or into, or sell, lease, convey or otherwise dispose of all or substantially all of its assets to, any Person (any such consolidation, merger or sale being a "Disposition") unless: (i) the- successor corporation of such Disposition (if other than Fedders Corporation or the Company) or the corporation to which such Disposition shall have been made is a corporation organized or existing under the laws of the United States, any state thereof or the District of Columbia; (ii) the successor corporation of such Disposition or the corporation to which such Disposition shall have been made expressly assumes the Obligations of the Company or Fedders Corporation, as the case may be, pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under this Indenture and the Securities; (iii) immediately after such Disposition, no Default or Event of Default shall exist; and (iv) the corporation formed by or surviving any such Disposition, or the corporation to which such Disposition shall have been made, shall be permitted immediately after the Disposition by the terms of the Indenture to issue at least $1.00 of additional Indebtedness pursuant to paragraph (a) of
Section 4.04 determined on a Pro Forma Basis; provided, however, that this clause (iv) will not be applicable to a merger of NYCOR North America, Inc. with and into the Company. The limitations in this Indenture on the Company's ability to make a Disposition described in this paragraph (a) do not restrict the Company's ability to sell less than all or substantially all of its assets, such sales being governed by Section 4.05.

                  (b) Prior to the consummation of any proposed Disposition, the Company shall deliver to the Trustee an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed Disposition and such supplemental indenture comply with this Indenture.

                  (c) Each Subsidiary Guarantor shall not consolidate or merge with or into, or sell, lease, convey, or otherwise dispose of all or substantially all of its assets to any Person unless: (i) except in the case of a Subsidiary Guarantor (x) that has been disposed of in its entirety to another Person (other than to the Company or an Affiliate of the Company), whether through a merger, consolidation or sale of Capital Stock or assets or
(y) that, as a result of the disposition of all or a portion of its Capital Stock, ceases to be a Subsidiary, in both cases, if in connection therewith the Company provides an Officers' Certificate to the Trustee to the effect that the Company will comply with its obligations under Section 4.05 in respect of such disposition, the resulting, surviving or transferee Person (if not such Subsidiary) shall be a Person organized and existing under the laws of the jurisdiction under which such Subsidiary was organized or under the laws of the United States of America, or any state thereof or the District of Columbia, and such Person shall expressly assume, by a Guaranty Agreement, in a form satisfactory to the Trustee, all the obligations of such Subsidiary, if any, under its Subsidiary Guaranty; (ii) immediately after giving effect to such transaction or transactions on a Pro Forma Basis (and treating any Indebtedness which becomes an obligation of the resulting, surviving or transferee Person as a result of such transaction as having been issued by such Person at the time of such transaction), no Default shall have occurred and be continuing; and (iii) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such Guaranty Agreement, if any, comply with this Indenture.

                  SECTION 5.02. Successor Corporation Substituted. In the event of any Disposition of the Company or the Guarantors in accordance with
Section 5.01, the successor corporation formed by such consolidation or into which the Company or the Guarantors are merged or to which such Disposition are made shall succeed to, and be substituted for, and may exercise every right and power of, the Company or the Guarantors, as applicable, under this Indenture with the same effect as if such successor corporation had been named as the Company or a Guarantor herein, and thereafter the predecessor corporation shall be relieved of all Obligations and covenants under this Indenture and the Securities.

                                  ARTICLE VI

                             DEFAULT AND REMEDIES

                  SECTION 6.01. Events of Default. Each of the following shall be an "Event of Default" for purposes of this Indenture:

                  (i) a default for 30 days in payment of interest or Additional Interest, if any, on the Securities;

                  (ii) a default in payment when due of principal or premium, if any, with respect to the Securities;

                  (iii) failure by the Company, Fedders Corporation or any Subsidiary Guarantor, as the case may be, to comply with the provisions of Section 4.04, 4.06, 4.14, 4.19 or 5.01;

                  (iv) the failure of the Company, Fedders Corporation or any Subsidiary Guarantor to comply with any of its other agreements or covenants in, or provisions of, this Indenture or the Securities, which failure is not cured within thirty days after receipt of the notice and demand for cure sent to the Company by the Trustee or Holders of at least 25% in principal amount of the Securities then outstanding;

                  (v) a default by the Company, Fedders Corporation or any Restricted Subsidiary under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any Restricted Subsidiary (or the payment of which is guaranteed by the Company or any Restricted Subsidiary), whether such Indebtedness or guarantee now exists or shall be created hereafter, if (I) either
          (A) such default results from the failure to pay principal of or interest on any such Indebtedness (after giving effect to any extensions thereof) or (B) as a result of such default the maturity of such Indebtedness has been accelerated prior to its expressed maturity, and (II) the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness in default for failure to pay principal or interest thereon, or, because of the acceleration of the maturity thereof, aggregates in excess of $10,000,000;

                  (vi) a failure by the Company or any Restricted Subsidiary to pay final judgments (not covered by insurance) aggregating in excess of $10,000,000 which judgments a court of competent jurisdiction does not rescind, annul or stay within 45 days after their entry;

                  (vii) the Company, Fedders Corporation or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:
          (I) commences a voluntary case, (II) consents to the entry of an order for relief against it in an involuntary case, (III) consents to the appointment of a Custodian of it or for all or substantially all of its property, (IV) makes a general assignment for the benefit of its creditors or (V) generally is not paying its debts as they become due;

                  (viii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (I) is for relief against the Company, Fedders Corporation or any Significant Subsidiary in an involuntary case, (II) appoints a Custodian of the Company, Fedders Corporation or any Significant Subsidiary or for all or substantially all of the property of the Company, Fedders Corporation or any Significant Subsidiary, or (III) orders the liquidation of the Company, Fedders Corporation or any Significant Subsidiary, and the order or decree remains unstayed and in effect for 60 days; and

                  (ix) the failure of the Guarantee of Fedders Corporation or of any Subsidiary Guarantor that is a Significant Subsidiary to be in full force and effect (other than in accordance with the terms of such Guarantee) or the denial or disaffirmation by Fedders Corporation or any Subsidiary Guarantor that is a Significant Subsidiary of its obligations under its Guarantee, and such failure, denial or disaffirmation continues for 10 days.

                  The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

                  In the case of any Event of Default pursuant to paragraph
(i) or (ii) above occurring by reason of any willful action (or inactions) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have to pay pursuant to a redemption of Securities as described under Article Three, an equivalent premium shall also become and be immediately, due and payable to the extent permitted by law.

                  SECTION 6.02. Acceleration. If an Event of Default with respect to the Securities occurs and is continuing, the Trustee or the Holders of at least 25 % in aggregate principal amount of the outstanding Securities may declare the unpaid principal of and accrued interest and Additional Interest, if any, to the date of acceleration on all outstanding Securities to be due and payable immediately by notice in writing to the Company (and to the Trustee if given by the Holders) specifying the respective Event of Default and that it is a "notice of acceleration" (the "Acceleration Notice") and, upon any such declaration, such principal amount and accrued interest and Additional Interest, if any, notwithstanding anything contained in this Indenture or the Securities to the contrary, shall become immediately due and payable.

                  A Default or Event of Default under paragraph (vii) or
(viii) will result in the Securities automatically becoming due and payable without further action or notice.

                  After a declaration of acceleration, but before a judgment or decree of the money due in respect of the Securities has been obtained, the Holders of not less than a majority in aggregate principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if all existing Events of Default (other than the nonpayment of principal of and interest and Additional Interest, if any, on the Securities which has become due solely by virtue of such acceleration) have been cured or waived and if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  SECTION 6.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest and Additional Interest, if any, on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy maturing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

                  SECTION 6.04. Waiver of Past Default. Subject to Sections 2.09, 6.07 and 9.02, prior to the declaration of acceleration of the Securities, the Holders of not less than a majority in aggregate principal amount of the outstanding Securities by written notice to the Trustee may waive an existing Default or Event of Default and its consequences, except a continuing Default in the payment of principal of or premium, if any, or interest or Additional Interest, if any, on any Security or a Default in respect of any term or provision of this Indenture that may not be amended or modified without the consent of each Holder affected as provided in Section
9.02 (and except for any failure to pay any amount owing to the Trustee, or waiver of any covenant or other provision for the personal protection of the Trustee, without the Trustee's consent). The Company shall deliver to the Trustee an Officers' Certificate stating that the requisite percentage of Holders have consented to such waiver and attaching copies of such consents. In case of any such waiver, the Company, the Trustee and the Holders shall be restored to their former positions and rights hereunder and under the Securities, respectively. This paragraph of this Section 6.04 shall be in lieu of ss. 316(a)(1)(B) of the TIA and such ss. 316(a)(1)(B) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

                  Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred for every purpose of this Indenture and the Securities, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

                  SECTION 6.05. Control by Majority. Subject to Section 2.09, the Holders of a majority in principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Securityholder, or that may involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. In the event the Trustee takes any action or follows any direction pursuant to this Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against any loss or expense caused by taking such action or following such direction. This Section
6.05 shall be in lieu of ss. 316(a)(1)(A) of the TIA, and such ss. 316(a)(1)(A) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

                  SECTION 6.06. Limitation on Suits. A Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

                  (i) the Holder gives to the Trustee written notice of a continuing Event of Default;

                  (ii) the Holders of at least 25% in aggregate principal amount of the outstanding Securities make a written request to the Trustee to pursue a remedy;

                  (iii) such Holder or Holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

                  (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

                  (v) during such 60-day period the Holders of a majority in principal amount of the outstanding Securities do not give the Trustee a direction which, in the opinion of the Trustee, is inconsistent with the request.

                  A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

                  SECTION 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of or interest or Additional Interest, if any, on a Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

                  SECTION 6.08. Collection Suit by Trustee. If an Event of Default in payment of principal or premium, if any, or interest or Additional Interest, if any, specified in Section 6.01(i) or (ii) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or the Guarantors or any other obligor on the Securities for the whole amount of principal and premium, if any, and accrued interest remaining unpaid, and Additional Interest, if any, together with interest overdue on principal and to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate per annum borne by the Securities and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                  SECTION 6.09. Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company or the Guarantors (or any other obligor upon the Securities), any of their respective creditors or any of their respective property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

                  SECTION 6.10. Priorities. If the Trustee collects any money or property pursuant to this Article Six, it shall pay out the money or property in the following order:

                  First: to the Trustee for amounts due under Section 7.07;

                  Second: to Holders for amounts due and unpaid on the Securities for principal, premium, if any, or Additional Interest, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

                  Third: to the Company or, to the extent the Trustee collects any amount from a Guarantor, to such Guarantor.

                  The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

                  SECTION 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section
6.11 shall not apply to a suit by the Trustee, a suit by a Holder or group of Holders of more than 10% in aggregate principal amount of the outstanding Securities, or to any suit instituted by any Holder for the enforcement or the payment of the principal of or interest or premium or Additional Interest, if any, on any Securities on or after the respective due dates expressed in the Security.

                                 ARTICLE VII

                                    TRUSTEE

                  SECTION 7.01. Duties of Trustee. (a) If a Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

                  (b) Except during the continuance of a Default:

                  (1) The Trustee shall not be liable except for the performance of such duties as are specifically set forth herein; and

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions conforming to the requirements of this Indenture; however, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee shall not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) This paragraph does not limit the effect of paragraph
          (b) of this Section 7.01;

                  (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

                  (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or take any action at the request or direction of Holders if it shall have reasonable grounds for believing that repayment of such funds is not assured to it or it does not receive from such Holders an indemnity satisfactory to it in its sole discretion against such risk, liability, loss, fee or expense which might be incurred by it in compliance with such request or direction.

                  (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (d) of this
Section 7.01.

                  (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                  SECTION 7.02. Rights of Trustee. Subject to Section 7.01:

                  (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel, which shall conform to the provisions of Section 11.05. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may act through attorneys and agents of its selection and shall not be responsible for the misconduct or negligence of any agent or attorney (other than an agent who is an employee of the Trustee) appointed with due care.

                  (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

                  (e) The Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any request or direction of the Guarantors mentioned herein shall be sufficiently evidenced if signed by an officer of such Guarantor.

                  (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Securityholders pursuant to this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (h) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, security, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company or the Guarantors, personally or by agent or attorney.

                  (i) The Trustee shall not be deemed to have notice of any Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless the Trustee shall have received written notice thereof at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

                  (j) Permissive rights or powers available to the Trustee hereunder shall not be assumed to be mandatory duties or obligations.

                  SECTION 7.03. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee, subject to Section 7.10 hereof. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

                  SECTION 7.04. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company or the Guarantors in this Indenture or any document issued in connection with the sale of Securities or any statement in the Securities other than the Trustee's certificate of authentication.

                  SECTION 7.05. Notice of Defaults. The Company shall deliver to the Trustee annually a statement regarding compliance with this Indenture and, upon an Officer of the Company becoming aware of any Default or Event of Default, a statement specifying such Default or Event of Default. If a Default or an Event of Default occurs and is continuing and the Trustee knows of such Default or Event of Default, the Trustee shall mail to each Securityholder notice of the Default or Event of Default within 90 days after the occurrence thereof. Except in the case of a Default or an Event of Default in payment of principal of or premium, if any, or interest or Additional Interest, if any, on any Security or a Default or Event of Default in complying with Section
5.01 hereof, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Securityholders. This Section 7.05 shall be in lieu of the proviso to ss. 315(b) of the TIA and such proviso to ss. 315(b) of the TIA is hereby expressly excluded from this Indenture and the Securities, as permitted by the TIA.

                  SECTION 7.06. Reports by Trustee to Holders. If required by TIA ss. 313(a), within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a report dated as of such May 15 that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b), (c) and (d).

                  A copy of each such report at the time of its mailing to Securityholders shall be filed with the Commission and each stock exchange, if any, on which the Securities are listed.

                  The Company shall promptly notify the Trustee in writing if the Securities become listed on any stock exchange or of any delisting thereof.

                  SECTION 7.07. Compensation and Indemnity. The Company and the Guarantors jointly and severally shall pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for its services, The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company and the Guarantors shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances (including fees, disbursements and expenses of its agents and counsel) incurred or made by it in addition to the compensation for its services except any such disbursements, expenses and advances as may be attributable to the Trustee's negligence or bad faith. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel and any taxes or other expenses incurred by a trust created pursuant to Section 8.01 hereof.

                  The Company and the Guarantors jointly and severally shall indemnify the Trustee for, and hold it harmless against any and all loss, damage, claims, liability or expense, including taxes (other than franchise taxes imposed on the Trustee and taxes based upon, measured by or determined by the income of the Trustee), arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that such loss, damage, claim, liability or expense is due to its own negligence or bad faith. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. However, the failure by the Trustee to so notify the Company shall not relieve the Company or the Guarantors of their respective obligations hereunder. The Company and the Guarantors shall defend the claim and the Trustee shall cooperate in the defense (and may employ its own counsel) at the Company's and the Guarantors' expense; provided, however, that the Company's and the Guarantors' reimbursement obligation with respect to counsel employed by the Trustee will be limited to the reasonable fees and expenses of such counsel.

                  The Company and the Guarantors need not pay for any settlement made without their written consent, which consent shall not be unreasonably withheld. The Company and the Guarantors need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee as a result of the violation of this Indenture by the Trustee.

                  To secure the Company's and the Guarantors' payment obligations in this Section 7.07, the Trustee shall have a Lien prior to the Securities against all money or property held or collected by the Trustee, in its capacity as Trustee, except money or property held in trust to pay principal of or premium, if any, or interest or Additional Interest, if any, on particular Securities or the purchase price or redemption price of any Securities to be purchased pursuant to an Asset Sale Offer or Change of Control Offer or redeemed.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(vii) or (viii) occurs, the expenses (including the reasonable fees and expenses of its agents and counsel) and the compensation for the services shall be preferred over the status of the Holders in a proceeding under any Bankruptcy Law and are intended to constitute expenses of administration under any Bankruptcy Law. The Company's and the Guarantors' obligations under this Section 7.07 and any claim arising hereunder shall survive the resignation or removal of any Trustee, the discharge of the Company's and the Guarantors' obligations pursuant to Article Eight and any rejection or termination under any Bankruptcy Law.

                  SECTION 7.08. Replacement of Trustee. The Trustee may resign at any time by so notifying the Company in writing. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if:

                  (1) the Trustee fails to comply with Section 7.10;

                  (2) the Trustee is adjudged a bankrupt or an insolvent under any Bankruptcy Law;

                  (3) a custodian or other public officer takes charge of the Trustee or its property; or

                  (4) the Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. As promptly as practicable after that, the retiring Trustee shall transfer, after payment of all sums then owing to the Trustee pursuant to Section 7.07, all property held by it as Trustee to the successor Trustee, subject to the Lien provided in
Section 7.07, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Securityholder.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the outstanding Securities may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding replacement of the Trustee pursuant to this
Section 7.08, the Company's and the Guarantors' obligations under Section 7.07 shall continue for the benefit of the retiring Trustee.

                  SECTION 7.09. Successor Trustee by Merger, etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or banking corporation, the resulting, surviving or transferee corporation or banking corporation without any further act shall be the successor Trustee.

                  SECTION 7.10. Eligibility; Disqualification. This Indenture shall always have a Trustee which shall be eligible to act as Trustee under TIA ss.ss. 310(a)(1) and 310(a)(2). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If the Trustee has or shall acquire any "conflicting interest" within the meaning of TIA ss. 310(b), the Trustee and the Company shall comply with the provisions of TIA ss. 310(b); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.10, the Trustee shall resign immediately in the manner and with the effect hereinbefore specified in this Article Seven.

                  SECTION 7.11. Preferential Collection of Claims Against Company. The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311 (a) to the extent indicated therein.

                                 ARTICLE VIII

                      DISCHARGE OF INDENTURE; DEFEASANCE

                  SECTION 8.01. Discharge of Indenture. The Company and the Guarantors may terminate their Obligations under the Securities, the Guarantees and this Indenture, except the obligations referred to in the last paragraph of this Section 8.01, if (a) the Company delivers to the Trustee all outstanding Securities (other than any Securities that are asserted to have been destroyed, lost or stolen and that have been replaced as provided in
Section 2.07) for cancellation or (b) all outstanding Securities have become due and payable, whether at maturity or on a redemption date as a result of the mailing of a notice of redemption pursuant to Article Three hereof and the Company irrevocably deposits with the Trustee funds sufficient to pay at maturity or upon redemption all outstanding Securities, including interest thereon to maturity or such redemption date (other than any Securities that are asserted to have been destroyed, lost or stolen and that have been replaced as provided in Section 2.07) and to pay all other sums payable by it hereunder.

                  After such delivery the Trustee upon request shall acknowledge in writing the discharge of the Company's and the Guarantors' Obligations under the Securities, the Guarantees and this Indenture except for those surviving obligations specified below.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company and the Guarantors in Sections 7.07,
8.05 and 8.06 hereof shall survive.

                  SECTION 8.02. Legal Defeasance. The Company may at its option, by resolution of the Board of Directors, be discharged from its Obligations with respect to the Securities and the Guarantors discharged from their Obligations under the Guarantees on the date the conditions set forth in
Section 8.04 below are satisfied (hereinafter, the "Legal Defeasance Option"). For this purpose, exercise of such Legal Defeasance Option means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Securities and to have satisfied all its other Obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall, subject to Section 8.06 hereof, execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Securities to receive solely from the trust funds described in Section 8.04 hereof and as more fully set forth in such Section, payments in respect of the principal of and premium, if any, and interest and Additional Interest, if any, on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 2.03, 2.04 and 2.07, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder (including claims of, or payments to, the Trustee under or pursuant to Section 7.07 hereof) and (D) this Article Eight. Subject to compliance with this Article Eight, the Company may exercise its Legal Defeasance Option under this Section
8.02 with respect to the Securities notwithstanding the prior exercise of its option under Section 8.03 below with respect to the Securities. If the Company exercises its Legal Defeasance Option, payment of the Securities may not be accelerated because of an Event of Default with respect thereto.

                  SECTION 8.03. Covenant Defeasance. At the option of the Company, pursuant to a resolution of the Board of Directors, the Company and the Guarantors shall be released from their respective Obligations under Sections 4.03 through 4.06 and Sections 4.14 through 4.19, clauses (iii) and
(iv) of paragraph (a) of Section 5.01, and paragraphs (iii), (iv), (v) and
(vi) of Section 6.01, with respect to the outstanding Securities on and after the date the conditions set forth in Section 8.04 hereof are satisfied (hereinafter, "Covenant Defeasance Option"). For this purpose, exercise of such Covenant Defeasance Option means that the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section or portion thereof, whether directly or indirectly by reason of any reference elsewhere herein to any such specified Section or portion thereof or by reason of any reference in any such specified Section or portion thereof to any other provision herein or in any other document, but the remainder of this Indenture and the Securities shall be unaffected thereby. If the Company exercises the Covenant Defeasance Option, payment of the Securities shall not be accelerated because of an Event of Default specified in paragraphs (iii), (iv), (v), (vi) or (ix) of Section 6.01 or because of the Company's failure to comply with clauses (iii) and (iv) under paragraph (a) of Section 5.01.

                  SECTION 8.04. Conditions to Legal Defeasance or Covenant Defeasance. The following shall be the conditions to application of Section
8.02 or Section 8.03 hereof to the outstanding Securities:

                  (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 who shall agree to comply with the provisions of this Article Eight applicable to it) as funds in trust (the "defeasance trust") for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Securities, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of and premium, if any, and accrued interest and Additional Interest, if any, on the outstanding Securities on the Final Maturity Date of such principal of or premium, if any, or interest, and Additional Interest, if any, or on dates for payment and redemption of such principal and premium, if any, and interest and Additional Interest, if any, selected in accordance with the terms of this Indenture and of the Securities;

                  (2) no Event of Default or Default with respect to the Securities shall have occurred and be continuing on the date of such deposit, or shall have occurred and be continuing at any time during the period ending on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period under any Bankruptcy Law applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (3) such Legal Defeasance Option or Covenant Defeasance Option shall not cause the Trustee to have a conflicting interest for purposes of the TIA with respect to any securities of the Company;

                  (4) such Legal Defeasance Option or Covenant Defeasance Option shall not result in a breach or violation of, or constitute default under any other agreement, including without limitation the Credit Agreement, or instrument to which the Company is a party or by which it is bound;

                  (5) the Company shall have delivered to the Trustee an Opinion of Counsel stating that, as a result of such Legal Defeasance Option or Covenant Defeasance Option, neither the trust nor the Trustee will be required to register as an investment company under the Investment Company Act of 1940, as amended;

                  (6) in the case of an election under Section 8.02 above, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that or (ii) there has been a change in any applicable federal income tax law with the effect that, and such opinion shall confirm that, the Holders of the outstanding Securities or Persons in their positions will not recognize income, gain or loss for federal income tax purposes solely as a result of such deposit in the defeasance trust or the exercise of the Legal Defeasance Option and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit in the defeasance trust or the exercise of the Legal Defeasance Option had not occurred;

                  (7) in the case of an election under Section 8.03 hereof, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Securities or Persons in their positions will not recognize income, gain or loss for federal income tax purposes solely as a result of such deposit in the defeasance trust or the exercise of the Covenant Defeasance Option and will be subject to federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit in the defeasance trust or the exercise of the Covenant Defeasance Option had not occurred;

                  (8) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Legal Defeasance Option under Section 8.02 or the Covenant Defeasance Option under Section 8.03 (as the case may be) have been complied with;

                  (9) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit under clause (1) was not made by the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or others; and

                  (10) the Company shall have paid or duly provided for payment under terms mutually satisfactory to the Company and the Trustee all amounts then due to the Trustee pursuant to Section 7.07 hereof.

                  SECTION 8.05. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions. All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 8.04 hereof in respect of the outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal, premium, if any, accrued interest and Additional Interest, if any, but such money need not be segregated from other funds except to the extent required by law.

                  The Company and the Guarantors shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 8.04 hereof or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Securities.

                  Anything in this Article Eight to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 8.04 which, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance Option or Covenant Defeasance Option.

                  SECTION 8.06. Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with
Section 8.01, 8.02 or 8.03 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's and the Guarantors' Obligations under this Indenture, the Securities and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to this Article Eight until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 8.01; provided, however, that if the Company or the Guarantors have made any payment of principal of, premium, if any, accrued interest or Additional Interest, if any, on any Securities because of the reinstatement of their Obligations, the Company or the Guarantors, as the case may be, shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                  SECTION 8.07. Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee, or if sufficient moneys have been deposited pursuant to Section 8.01 hereof, to the Company (or, if such moneys had been deposited by a Guarantor, to such Guarantor), and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                  SECTION 8.08. Moneys Held by Trustee. Any moneys deposited with the Trustee or any Paying Agent or then held by the Company or the Guarantors in trust for the payment of the principal of, or premium, if any, interest or Additional Interest, if any, on any Security that are not applied but remain unclaimed by the Holder of such Security for two years after the date upon which the principal of, or premium, if any, interest or Additional Interest, if any, on such Security shall have respectively become due and payable shall be repaid to the Company (or, if appropriate, such Guarantor) upon Company Request, or if such moneys are then held by the Company or the Guarantors in trust, such moneys shall be released from such trust; and the Holder of such Security entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantors for the payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or any such Paying Agent, before being required to make any such repayment, may, at the expense of the Company and the Guarantors, either mail to each Securityholder affected, at the address shown in the Register, or cause to be published once a week for two successive weeks, in a newspaper published in the English language, customarily published each Business Day and of general circulation in The City of New York, New York, a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such moneys then remaining will be repaid to the Company or such Guarantor. After payment to the Company or such Guarantor or the release of any money held in trust by the Company or such Guarantor, as the case may be, Securityholders entitled to the money must look only to the Company and the Guarantors for payment as general creditors unless applicable abandoned property law designates another Person.

                                  ARTICLE IX

                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

                  SECTION 9.01. Without Consent of Holders. The Company, when authorized by a resolution of the Board of Directors, and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

                  (i) to cure any ambiguity, defect or inconsistency; provided, however, that such amendment or supplement does not adversely affect the rights of any Holder;

                  (ii) to provide for uncertificated Securities in addition to or in place of Certificated Securities;

                  (iii) to provide for the assumption by a successor Person of the obligations of the Company or the Guarantors to the Holders of Securities under the Securities, this Indenture and the Registration Rights Agreement in connection with any transaction complying with Article Five of this Indenture;

                  (iv) to provide for a guarantee of payment of the Securities by any Restricted Subsidiary pursuant to Section 4.19; (v) to comply with any requirements of the Commission in order to effect or maintain the qualification of this Indenture under the TIA; or

                  (vi) to make any change that does not materially adversely affect the legal rights of any Holder under this Indenture;

provided, however, that the Company has delivered to the Trustee an Opinion of Counsel stating that such amendment or supplement complies with the provisions of this Section 9.01.

                  SECTION 9.02. With Consent of Holders. Subject to Section 6.07, the Company and the Guarantors, when authorized by a resolution of the Boards of Directors and the boards of directors of the Guarantors, and the Trustee may amend or supplement this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities. Subject to Section 6.07, the Holders of a majority in principal amount of the outstanding Securities may waive compliance by the Company or the Guarantors with any provision of this Indenture or the Securities. However, without the consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not:

                  (i) reduce the principal amount of any Securities whose Holders must consent to an amendment to this Indenture or a waiver under this Indenture;

                  (ii) reduce the rate on or change the interest payment time on any Security or alter the redemption provisions with respect thereto (other than the provisions relating to Section 4.05 and 4.14) or the price at which the Company is required to offer to purchase the Securities;

                  (iii) reduce the principal of or change the fixed maturity of any Security;

                  (iv) change currency of payment of the principal of or interest on any Security;

                  (v) modify any provisions of Section 6.01 or 6.04 (other than to add sections of this Indenture or the Securities subject thereto) or 6.07;

                  (vi) make any change in any Guarantee that would materially and adversely affect the Securityholders, or release any Guarantee other than in accordance with this Indenture; or

                  (vii) waive any default in the payment of the principal of, premium, if any, or unpaid interest on, and Additional Interest, if any, with respect to the Securities.

                  It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment, supplement or waiver under this Section
9.02 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                  SECTION 9.03. Compliance with Trust Indenture Act. Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

                  SECTION 9.04. Revocation and Effect of Consents. Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of that Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Subject to the following paragraph, any such Holder or subsequent Holder may revoke the consent as to such Holder's Security or portion of such Security by notice to the Trustee or the Company received before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Securities entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the last sentence of the immediately preceding paragraph, those persons who were Holders of Securities at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders of such Securities after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                  After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses (i) through (vii) of Section 9.02. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

                  SECTION 9.05. Notation on or Exchange of Securities. If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or issue a new Security shall not affect the validity and effect of such amendment, supplement or waiver.

                  SECTION 9.06. Trustee to Sign Amendments, etc. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article Nine is authorized or permitted by this Indenture and that such amendment, supplement or waiver constitutes the legal, valid and binding obligation of the Company and the Guarantors, enforceable in accordance with its terms (subject to customary exceptions). The Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. In signing any amendment, supplement or waiver, the Trustee shall be entitled to receive an indemnity reasonably satisfactory to it.

                                  ARTICLE X

                                  GUARANTEES

                  SECTION 10.01. Unconditional Guarantees. Each of Fedders Corporation and the Subsidiary Guarantors hereby, jointly and severally, irrevocably and unconditionally guarantees to each Holder of a Security authenticated by the Trustee and to the Trustee and its successors and assigns that: the principal of and premium, if any, interest or Additional Interest, if any, on the Securities will be promptly paid in full when due, subject to any applicable grace period, whether on the Final Maturity Date, by acceleration, call for redemption, upon a Change of Control Offer, upon an Asset Sale Offer or otherwise, and interest on the overdue principal and interest on any overdue interest on the Securities and expenses, indemnification or otherwise, and all other obligations of the Company (all such obligations guaranteed by Fedders Corporation and the Subsidiary Guarantors being called herein the "Guaranteed Obligations"), to the Holders or the Trustee hereunder or under the Securities will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; subject, however, to the limitations set forth in Section 10.03. Each Guarantor hereby agrees that its obligations hereunder shall be unconditional and continuing, irrespective of the validity, regularity or enforceability of the Securities or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Securities with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of such Guarantor and shall (a) remain in full force and effect until payment in full of all the Guaranteed Obligations, (b) be binding upon such Guarantor and its successors, transferees and assigns and (c) inure to the benefit of and be enforceable by the Trustee, the Holders of the Securities and their successors, transferees and assigns. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that the Guarantees will not be discharged except by complete performance of the Guaranteed Obligations, and these Guarantees. If any Holder or the Trustee is required by any court or otherwise to return to the Company, any Guarantor, or any Custodian, trustee, liquidator or other similar official acting in relation to the Company or any Guarantor, any amount paid by the Company or such Guarantor to the Trustee or such Holder, the Guarantees, to the extent theretofore discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Guaranteed Obligations hereby may be accelerated as provided in Article Six for the purpose of these Guarantees, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations, and (y) in the event of any acceleration of the Guaranteed obligations as provided in Article Six, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by such Guarantor for the purpose of these Guarantees.

                  SECTION 10.02. Severability. In case any provision of these Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 10.03. Limitation of Guarantors' Liability. Each Guarantor and, by its acceptance of a Security issued hereunder, each Holder and the Trustee hereby confirm that it is the intention of all such parties that the guarantee by each Guarantor pursuant to its Guarantee not constitute a fraudulent transfer or conveyance for purposes of any Bankruptcy Law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar U.S. federal or state or other applicable law. To effectuate the foregoing intention, the Holders and each Guarantor hereby irrevocably agree that the obligations of such Guarantor under the Guarantee shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor, result in the obligations of such Guarantor under the Guarantee not constituting such fraudulent transfer or conveyance.

                  SECTION 10.04. Subordination of Subrogation and Other Rights. Each Guarantor hereby agrees that any claim against the Company that arises from the payment, performance or enforcement of such Guarantor's obligations under the Guarantee or this Indenture, including, without limitation, any right of subrogation, shall be subject and subordinate to, and no payment with respect to any such claim of such Guarantor shall be made before, the payment in full in cash of all outstanding Securities in accordance with the provisions provided therefor in this Indenture.

                  SECTION 10.05. Delivery of Guarantees. The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantees set forth in Section 10.01 on behalf of the Guarantors.

                  SECTION 10.06. Release of Subsidiary Guarantor. A Subsidiary Guarantor shall be released from its obligations under this Article Ten (other than any obligation that shall have arisen under Section 10.07): (a) upon the sale or other disposition (including by way of consolidation or merger) of a Subsidiary Guarantor, including the sale or disposition of Capital Stock of a Subsidiary Guarantor following which such Subsidiary Guarantor is no longer a Subsidiary; (b) upon the sale or disposition of all or substantially all of the assets of such Subsidiary Guarantor; (c) upon the designation of such Subsidiary Guarantor as an Unrestricted Subsidiary; (d) at such time as such Subsidiary Guarantor does not have any Indebtedness outstanding that would have required such Subsidiary Guarantor to enter into a Guaranty Agreement pursuant to Section 4.19; or (e) upon defeasance of the Securities or discharge of this Indenture pursuant to Article Eight; provided, however, that in the case of clauses (a) and (b) above, (i) such sale or other disposition is made to a Person other than the Company or a Restricted Subsidiary, (ii) such sale or disposition is otherwise permitted by this Indenture and (iii) the Company provides an Officers' Certificate to the Trustee to the effect that the Company will comply with its obligations under Section 4.05.

                  SECTION 10.07. Contribution. Each Subsidiary Guarantor that makes a payment under its Subsidiary Guaranty shall be entitled upon payment in full of all Guaranteed Obligations under this Indenture to a contribution from each other Subsidiary Guarantor in an amount equal to such other Subsidiary Guarantor's pro rata portion of such payment based on the respective net assets of all the Subsidiary Guarantors at the time of such payment determined in accordance with GAAP.

                                  ARTICLE XI

                                 MISCELLANEOUS

                  SECTION 11.01. Trust Indenture Act Controls. This Indenture is subject to the provisions, of the TIA that are required to be a part of this Indenture, and shall, to the extent applicable, be governed by such provisions. If any provision of this Indenture modifies any TIA provision that may be so modified, such TIA provision shall be deemed to apply to this Indenture as so modified. If any provision of this Indenture excludes any TIA provision that may be so excluded, such TIA provision shall be excluded from this Indenture.

                  The provisions of TIA ss.ss. 310 through 317 that impose duties on any Person (including the provisions automatically deemed included unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

                  SECTION 11.02. Notices. Any notice or communication shall be sufficiently given if in writing and delivered in person, by facsimile and confirmed by overnight courier, or mailed by first-class mail addressed as follows:

                  if to the Company or to the Guarantors:

                           Fedders Corporation
                           Westgate  Corporate Center
                           505 Martinsville Road
                           Liberty Corner, New Jersey 07938-0813
                           Attention:   Robert N. Edwards
                                        Vice President and General Counsel
                           Facsimile:   (908) 604-9317
                           Telephone:   (908) 604-8686

                  with a copy to:

                           Skadden, Arps, Slate, Meagher & Flom LLP
                           4 Times Square
                           New York, New York 10036
                           Attention: Mark C. Smith
                           Facsimile:   (212) 735-2000
                           Telephone:   (212) 735-3330

                  if to the Trustee:

                           U.S. Bank National Association One Federal Street - 3rd Floor Boston, Massachusetts 02110 Attention:
                           Corporate Trust Department Facsimile: (617)
                           603-6683 Telephone: (617) 603-6553

                  The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed, first-class, postage prepaid, to a Holder including any notice delivered in connection with TIA ss. 310(b), TIA ss. 313(c), TIA ss. 314(a) and TIA ss. 315(b), shall be mailed to it or him at its or his address as set forth in the Register and shall be sufficiently given to it or him if so mailed within the time prescribed. To the extent required by the TIA, any notice or communication shall also be mailed to any Person described in TIA ss. 313(c).

                  Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. Except for a notice to the Trustee, which is deemed given only when received, if a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  SECTION 11.03. Communications by Holders with Other Holders. Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA ss. 312(c).

                  SECTION 11.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company or Fedders Corporation to the Trustee to take or refrain from taking any action under this Indenture, the Company or Fedders Corporation shall furnish to the Trustee at the request of the Trustee:

                  (1) an Officers' Certificate in form and substance satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                  (2) an Opinion of Counsel in form and substance satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  SECTION 11.05. Statements Required in Certificate or Opinion. Each Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

                  SECTION 11.06. Rules by Trustee, Paying Agent, Registrar. The Trustee may make reasonable rules for action by or at a meeting of Securityholders. The Paying Agent or Registrar may make reasonable rules for its functions.

                  SECTION 11.07. Governing Law. The laws of the State of New York shall govern this Indenture, the Securities and the Guarantee without regard to principles of conflicts of law.

                  SECTION 11.08. No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company or any of the Guarantors shall not have any liability for any Obligations of the Company or the Guarantors under the Securities, the Guarantees or this Indenture or for any claim based on, in respect of or by reason of such Obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability and such waiver and release is part of the consideration for issuance of the Securities.

                  SECTION 11.09. Successors. All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Guarantors in this Indenture and the Guarantees shall bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successor.

                  SECTION 11.10. Counterpart Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

                  SECTION 11.11. Severability. In case any provision in this Indenture, in the Securities or in the Guarantees shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

                  SECTION 11.12. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company, Fedders Corporation or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                  SECTION 11.13. Legal Holidays. If a payment date is a not a Business Day at a place of payment, payment may be made at that place on the next succeeding Business Day, and no interest shall accrue for the intervening period.


                           [Signature Pages Follow]

                                  SIGNATURES


                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.



                         FEDDERS NORTH AMERICA, INC.,

                            By
                              --------------------------------------------------
                              Name:
                              Title:


                         FEDDERS CORPORATION, as Guarantor,

                            By
                              --------------------------------------------------
                              Name:
                              Title:


                         As for the Subsidiary Guarantors,


                         EMERSON QUIET KOOL CORPORATION
                         COLUMBIA SPECIALTIES, INC.
                         ROTOREX COMPANY, INC.
                         FEDDERS OUTLET, INC.
                         FEDDERS INC.
                         TRION, INC.
                         MELCOR CORPORATION
                         EUBANK MANUFACTURING ENTERPRISES INC.
                         ENVIRCO CORPORATION

                            By
                              --------------------------------------------------
                              Name:
                              Title:

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.



                         U.S. BANK NATIONAL ASSOCIATION, as Trustee,

                            By
                              --------------------------------------------------
                              Name:
                              Title:

                                             RULE 144A/REGULATION S/IAI APPENDIX



                  PROVISIONS RELATING TO INITIAL SECURITIES,
                          PRIVATE EXCHANGE SECURITIES
                            AND EXCHANGE SECURITIES

         1.  Definitions

         1.1.  Definitions

         For the purposes of this Appendix the following terms shall have the meanings indicated below:

                  "Applicable Procedures" means, with respect to any transfer or transaction involving a Temporary Regulation S Global Security or beneficial interest therein, the rules and procedures of the Depository for such a Temporary Regulation S Global Security, to the extent applicable to such transaction and as in effect from time to time.


                  "Definitive Security" means a certificated Initial Security or Exchange Security or Private Exchange Security bearing, if required, the appropriate restricted securities legend set forth in Section 2.3(e).

                  "Depository" means The Depository Trust Company, its nominees and their respective successors.

                  "Distribution Compliance Period", with respect to any Securities, means the period of 40 consecutive days beginning on and including the later of (i) the day on which such Securities are first offered to Persons other than distributors (as defined in Regulation S under the Securities Act) in reliance on Regulation S and (ii) the issue date with respect to such Securities.

                  "Exchange Securities" means (1) the 97/8% Senior Notes Due 2014 issued pursuant to the Indenture in connection with a Registered Exchange Offer pursuant to the Registration Rights Agreement and (2) Additional Securities, if any, offered and sold by the Company pursuant to a registration statement filed with the Commission under the Securities Act.

                  "IAI" means an institutional "accredited investor," as defined in Rule 501(a) (1), (2), (3) or (7) of Regulation D under the Securities Act.

                  "Initial Purchaser" means (1) with respect to the Initial Securities issued on the Issue Date, Credit Suisse First Boston LLC and (2) with respect to each issuance of Additional Securities, the Persons purchasing or underwriting such Additional Securities under the related Purchase Agreement.

                  "Initial Securities" means (1) $155.0 million aggregate principal amount of 97/8% Senior Notes Due 2014 issued on the Issue Date and
(2) Additional Securities, if any, offered and sold by the Company in a transaction exempt from the registration requirements of the Securities Act.

                  "Private Exchange" means the offer by the Company, pursuant to the Registration Rights Agreement, to the Initial Purchaser to issue and deliver to the Initial Purchaser, in exchange for the Initial Securities held by the Initial Purchaser as part of its initial distribution, a like aggregate principal amount of Private Exchange Securities.

                  "Private Exchange Securities" means any 97/8% Senior Notes Due 2014 issued in connection with a Private Exchange.

                  "Purchase Agreement" means (1) with respect to the Initial Securities issued on the Issue Date, the Purchase Agreement dated February 26, 2004, among the Company, the Guarantors and the Initial Purchaser and (2) with respect to each issuance of Additional Securities, the purchase agreement or underwriting agreement among the Company, the Guarantors and the Persons purchasing or underwriting such Additional Securities.

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "Registered Exchange Offer" means the offer by the Company, pursuant to a Registration Rights Agreement, to certain Holders of Initial Securities, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

                  "Registration Rights Agreement" means (1) with respect to the Initial Securities issued on the Issue Date, the Registration Rights Agreement dated March 8, 2004, among the Company, the Guarantors and the Initial Purchaser and (2) with respect to each issuance of Additional Securities issued in a transaction exempt from the registration requirements of the Securities Act, the registration rights agreement, if any, among the Company, the Guarantors and the Persons purchasing such Additional Securities under the related Purchase Agreement.

                  "Rule 144A Securities" means all Securities offered and sold to QIBs in reliance on Rule 144A.

                  "Securities" means the Initial Securities, the Exchange Securities and the Private Exchange Securities, treated as a single class under the Indenture.

                  "Securities Act" means the Securities Act of 1933.

                  "Securities Custodian" means the custodian with respect to a Global Security (as appointed by the Depository), or any successor Person thereto, and shall initially be the Trustee.

                  "Shelf Registration Statement" means the registration statement issued by the Company in connection with the offer and sale of Initial Securities or Private Exchange Securities pursuant to the Registration Rights Agreement.

                  "Transfer Restricted Securities" means Securities that bear or are required to bear a legend relating to restrictions on transfer relating to the Securities Act set forth in Section 2.3(e).

         1.2.  Other Definitions

                                                                     Defined in
                                   Term                               Section:
                                   ----                                -------

        "Agent Members"............................................   2.1(b)
        "Global Securities"........................................   2.1(a)
        "IAI Global Security"......................................   2.1(a)
        "Permanent Regulation S Global Security"...................   2.1(a)
        "Regulation S".............................................   2.1(a)
        "Regulation S Global Security".............................   2.1(a)
        "Rule 144A"................................................   2.1(a)
        "Rule 144A Global Security"................................   2.1(a)
        "Temporary Regulation S Global Security"...................   2.1(a)

         2.  The Securities

         2.1. (a) Form and Dating. The Initial Securities will be offered and sold by the Company pursuant to a Purchase Agreement. The Initial Securities will be resold initially only to (i) QIBs in reliance on Rule 144A under the Securities Act ("Rule 144A") and (ii) Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S under the Securities Act ("Regulation S"). Initial Securities may thereafter be transferred to, among others, QIBs, IAIs and purchasers in reliance on Regulation S, subject to the restrictions on transfer set forth herein. Initial Securities initially resold pursuant to Rule 144A shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the "Rule 144A Global Security"); Initial Securities initially resold to IAIs shall be issued initially in the form of one or more permanent global Securities in definitive, fully registered form (collectively, the "IAI Global Security"); and Initial Securities initially resold pursuant to Regulation S shall be issued initially in the form of one or more temporary global securities in fully registered form (collectively, the "Temporary Regulation S Global Security"), in each case without interest coupons and with the global securities legend and the applicable restricted securities legend set forth in Exhibit 1 hereto, which shall be deposited on behalf of the purchasers of the Initial Securities represented thereby with the Trustee, at its principal corporate trust office, as custodian for the Depository (or with such other custodian as the Depository may direct), and registered in the name of the Depository or a nominee of the Depository, duly executed by the Company and authenticated by the Trustee as provided in this Indenture. Except as set forth in this Section 2.1(a), beneficial ownership interests in the Temporary Regulation S Global Security will not be exchangeable for interests in the Rule 144A Global Security, the IAI Global Security, a permanent global security (the "Permanent Regulation S Global Security", and together with the Temporary Regulation S Global Security, the "Regulation S Global Security") or any other Security prior to the expiration of the Distribution Compliance Period and then, after the expiration of the Distribution Compliance Period, may be exchanged for interests in a Rule 144A Global Security, an IAI Global Security or the Permanent Regulation S Global Security only upon certification in form reasonably satisfactory to the Trustee that (i) beneficial ownership interests in such Temporary Regulation S Global Security are owned by either non-U.S. persons or U.S. persons who purchased such interests in a transaction that did not require registration under the Securities Act and (ii) in the case of an exchange for an IAI Global Security, certification that the interest in the Temporary Regulation S Global Security is being transferred to an IAI under the Securities Act that is an IAI acquiring the securities for its own account or for the account of an IAI.

                  Beneficial interests in Temporary Regulation S Global Securities or IAI Global Securities may be exchanged for interests in Rule 144A Global Securities if (1) such exchange occurs in connection with a transfer of Securities in compliance with Rule 144A and (2) the transferor of the beneficial interest in the Temporary Regulation S Global Security or the IAI Global Security, as applicable, first delivers to the Trustee a written certificate (in a form satisfactory to the Trustee) to the effect that the beneficial interest in the Temporary Regulation S Global Security or the IAI Global Security, as applicable, is being transferred to a Person (a) who the transferor reasonably believes to be a QIB, (b) purchasing for its own account or the account of a QIB in a transaction meeting the requirements of Rule 144A and (c) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

                  Beneficial interests in Temporary Regulation S Global Securities and Rule 144A Global Securities may be exchanged for an interest in IAI Global Securities if (1) such exchange occurs in connection with a transfer of the securities in compliance with an exemption under the Securities Act and (2) the transferor of the Regulation S Global Security or Rule 144A Global Security, as applicable, first delivers to the trustee a written certificate (substantially in the form of Exhibit 2) to the effect that (A) the Regulation S Global Security or Rule 144A Global Security, as applicable, is being transferred (a) to an "accredited investor" within the meaning of 501(a) (1), (2), (3) or (7) under the Securities Act that is an IAI acquiring the securities for its own account or for the account of such an IAI, in each case in a minimum principal amount of Securities of $250,000, for investment purposes and not with a view to or for offer or sale in connection with any distribution in violation of the Securities Act and (B) in accordance with all applicable securities laws of the States of the United States and other jurisdictions.

                  Beneficial interests in a Rule 144A Global Security or an IAI Global Security may be transferred to a Person who takes delivery in the form of an interest in a Regulation S Global Security, whether before or after the expiration of the Distribution Compliance Period, only if the transferor first delivers to the Trustee a written certificate (in the form provided in the Indenture) to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S or Rule 144 (if applicable).

                  The Rule 144A Global Security, the IAI Global Security, the Temporary Regulation S Global Security and the Permanent Regulation S Global Security are collectively referred to herein as "Global Securities". The aggregate principal amount of the Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depository or its nominee as hereinafter provided.

                  (b) Book-Entry Provisions. This Section 2.1(b) shall apply only to a Global Security deposited with or on behalf of the Depository.

                  The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver initially one or more Global Securities that (a) shall be registered in the name of the Depository for such Global Security or Global Securities or the nominee of such Depository and (b) shall be delivered by the Trustee to such Depository or pursuant to such Depository's instructions or held by the Trustee as custodian for the Depository.

                  Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depository or by the Trustee as the custodian of the Depository or under such Global Security, and the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee shall be entitled to treat the Depository as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Guarantors, the Trustee or any agent of the Company, the Guarantors or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices of such Depository governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

                  (c) Definitive Securities. Except as provided in this
Section 2.1 or Section 2.3 or 2.4, owners of beneficial interests in Global Securities shall not be entitled to receive physical delivery of Definitive Securities.

         2.2. Authentication. The Trustee shall authenticate and deliver: (1) on the Issue Date, an aggregate principal amount of $155.0 million 97/8% Senior Notes Due 2014, (2) any Additional Securities for an original issue in an aggregate principal amount specified in the written order of the Company pursuant to Section 2.15 of the Indenture and (3) Exchange Securities or Private Exchange Securities for issue only in a Registered Exchange Offer or a Private Exchange, respectively, pursuant to the Registration Rights Agreement, for a like principal amount of Initial Securities, in each case upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company. Such order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and, in the case of any issuance of Additional Securities pursuant to Section 2.15 of the Indenture, shall certify that such issuance is in compliance with Section 4.04 of the Indenture.

         2.3. Transfer and Exchange.

                  (a) Transfer and Exchange of Definitive Securities. When Definitive Securities are presented to the Trustee with a request:

                  (x)      to register the transfer of such Definitive
                           Securities; or

                  (y) to exchange such Definitive Securities for an equal principal amount of Definitive Securities of other authorized denominations,

the Trustee shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Definitive Securities surrendered for transfer or exchange:

                  (i) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Trustee, duly executed by the Holder thereof or its attorney duly authorized in writing; and

                  (ii) if such Definitive Securities are required to bear a restricted securities legend, they are being transferred or exchanged pursuant to an effective registration statement under the Securities Act, pursuant to Section 2.3(b) or pursuant to clause (A), (B) or (C) below, and are accompanied by the following additional information and documents, as applicable:

                           if such Definitive Securities are being delivered
                  to the Trustee by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect; or

                           if such Definitive Securities are being transferred
                  to the Company, a certification to that effect; or

                           if such Definitive Securities are being transferred
                  (x) pursuant to an exemption from registration in accordance with Rule 144A, Regulation S or Rule 144 under the Securities Act; or (y) in reliance upon another exemption from the requirements of the Securities Act: (i) a certification to that effect (in the form set forth on the reverse of the Security) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 2.3(e)(i).

                  (b) Restrictions on Transfer of a Definitive Security for a Beneficial Interest in a Global Security. A Definitive Security may not be exchanged for a beneficial interest in a Rule 144A Global Security, an IAI Global Security or a Permanent Regulation S Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Trustee of a Definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                  (i) certification, in the form set forth on the reverse of the Security, that such Definitive Security is either (A) being transferred to a QIB in accordance with Rule 144A, (B) being transferred to an IAI or (C) being transferred after expiration of the Distribution Compliance Period by a Person who initially purchased such Security in reliance on Regulation S to a buyer who elects to hold its interest in such Security in the form of a beneficial interest in the Permanent Regulation S Global Security; and

                  (ii) written instructions directing the Trustee to make, or to direct the Securities Custodian to make, an adjustment on its books and records with respect to such Rule 144A Global Security (in the case of a transfer pursuant to clause (b)(i)(A)), IAI Global Security (in the case of a transfer pursuant to clause (b)(1)(B)) or Permanent Regulation S Global Security (in the case of a transfer pursuant to clause (b)(i)(C)) to reflect an increase in the aggregate principal amount of the Securities represented by the Rule 144A Global Security, IAI Global Security or Permanent Regulation S Global Security, as applicable, such instructions to contain information regarding the Depository account to be credited with such increase, then the Trustee shall cancel such Definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of Securities represented by the Rule 144A Global Security, IAI Global Security or Permanent Regulation S Global Security, as applicable, to be increased by the aggregate principal amount of the Definitive Security to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security, IAI Global Security or Permanent Regulation S Global Security, as applicable, equal to the principal amount of the Definitive Security so canceled. If no Rule 144A Global Securities, IAI Global Securities or Permanent Regulation S Global Securities, as applicable, are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate of the Company, a new Rule 144A Global Security, IAI Global Security or Permanent Regulation S Global Security, as applicable, in the appropriate principal amount.

                  (c)  Transfer and Exchange of Global Securities.

                  (i) The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depository, in accordance with this Indenture (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Depository therefor. A transferor of a beneficial interest in a Global Security shall deliver to the Trustee a written order given in accordance with the Depository's procedures containing information regarding the participant account of the Depository to be credited with a beneficial interest in the Global Security. The Trustee shall, in accordance with such instructions, instruct the Depository to credit to the account of the Person specified in such instructions a beneficial interest in the Global Security and to debit the account of the Person making the transfer the beneficial interest in the Global Security being transferred.

                  (ii) If the proposed transfer is a transfer of a beneficial interest in one Global Security to a beneficial interest in another Global Security, the Trustee shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Trustee shall reflect on its books and records the date and a corresponding decrease in the principal amount of the Global Security from which such interest is being transferred.

                  (iii) Notwithstanding any other provisions of this Appendix (other than the provisions set forth in Section 2.4), a Global Security may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

                  (iv) In the event that a Global Security is exchanged for Definitive Securities pursuant to Section 2.4 of this Appendix, prior to the consummation of a Registered Exchange Offer or the effectiveness of a Shelf Registration Statement with respect to such Securities, such Securities may be exchanged only in accordance with such procedures as are substantially consistent with the provisions of this Section 2.3 (including the certification requirements set forth on the reverse of the Securities intended to ensure that such transfers comply with Rule 144A, Regulation S or another applicable exemption under the Securities Act, as the case may be) and such other procedures as may from time to time be adopted by the Company.

                  (d) Restrictions on Transfer of Temporary Regulation S Global Securities. During the Distribution Compliance Period, beneficial ownership interests in Temporary Regulation S Global Securities may only be sold, pledged or transferred in accordance with the Applicable Procedures and only (i) to the Company, (ii) in an offshore transaction in accordance with Regulation S (other than a transaction resulting in an exchange for an interest in a Permanent Regulation S Global Security) or (iii) pursuant to an effective registration statement under the Securities Act, in each case in accordance with any applicable securities laws of any State of the United States.

                  (e)  Legend.

                  (i) Except as permitted by the following paragraphs (ii),
         (iii) and (iv), each Security certificate evidencing the Global Securities (and all Securities issued in exchange therefor or in substitution thereof), in the case of Securities offered otherwise than in reliance on Regulation S, shall bear a legend in substantially the following form:

                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
                  SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE COMPANY,
                  (II) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT,
                  (IV) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (V) PURSUANT TO EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (VI) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (VI), IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

                  Each certificate evidencing a Security offered in reliance on Regulation S shall bear a legend in substantially the following form:

                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

                  Each Definitive Security shall also bear the following additional legend:

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

                  (ii) Upon any sale or transfer of a Transfer Restricted Security (including any Transfer Restricted Security represented by a Global Security) pursuant to Rule 144 under the Securities Act, the Registrar shall permit the transferee thereof to exchange such Transfer Restricted Security for a certificated Security that does not bear the legend set forth above and rescind any restriction on the transfer of such Transfer Restricted Security, if the transferor thereof certifies in writing to the Registrar that such sale or transfer was made in reliance on Rule 144 (such certification to be in the form set forth on the reverse of the Security).

                  (iii) After a transfer of any Initial Securities or Private Exchange Securities pursuant to and during the period of the effectiveness of a Shelf Registration Statement with respect to such Initial Securities or Private Exchange Securities, as the case may be, all requirements pertaining to legends on such Initial Security or such Private Exchange Security will cease to apply, the requirements requiring any such Initial Security or such Private Exchange Security issued to certain Holders be issued in global form will cease to apply, and a certificated Initial Security or Private Exchange Security or an Initial Security or Private Exchange Security in global form, in each case without restrictive transfer legends, will be available to the transferee of the Holder of such Initial Securities or Private Exchange Securities upon exchange of such transferring Holder's certificated Initial Security or Private Exchange Security or directions to transfer such Holder's interest in the Global Security, as applicable.

                  (iv) Upon the consummation of a Registered Exchange Offer with respect to the Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will still apply with respect to Holders of such Initial Securities that do not exchange their Initial Securities, and Exchange Securities in certificated or global form, in each case without the restricted securities legend set forth in
         Exhibit 1 hereto will be available to Holders that exchange such Initial Securities in such Registered Exchange Offer.

                  (v) Upon the consummation of a Private Exchange with respect to the Initial Securities, all requirements pertaining to such Initial Securities that Initial Securities issued to certain Holders be issued in global form will still apply with respect to Holders of such Initial Securities that do not exchange their Initial Securities, and Private Exchange Securities in global form with the global securities legend and the applicable restricted securities legend set forth in Exhibit 1 hereto will be available to Holders that exchange such Initial Securities in such Private Exchange.

                  (f) Cancellation or Adjustment of Global Security. At such time as all beneficial interests in a Global Security have either been exchanged for Definitive Securities, redeemed, purchased or canceled, such Global Security shall be returned to the Depository for cancellation or retained and canceled by the Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Security is exchanged for Definitive Securities, redeemed, purchased or canceled, the principal amount of Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Trustee (if it is then the Securities Custodian for such Global Security) with respect to such Global Security, by the Trustee or the Securities Custodian, to reflect such reduction.

                  (g)  No Obligation of the Trustee.

                  (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in the Depository or other Person with respect to the accuracy of the records of the Depository or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depository) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Depository or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Depository subject to the applicable rules and procedures of the Depository. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its members, participants and any beneficial owners.

                  (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Depository participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         2.4.  Certificated Securities.

                  (a) A Global Security deposited with the Depository or with the Trustee as Securities Custodian for the Depository pursuant to Section 2.1 shall be transferred to the beneficial owners thereof in the form of Definitive Securities in an aggregate principal amount equal to the principal amount of such Global Security, in exchange for such Global Security, only if such transfer complies with Section 2.3 hereof and (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for such Global Security and the Depository fails to appoint a successor Depository or if at any time such Depository ceases to be a "clearing agency" registered under the Exchange Act and, in either case, a successor Depository is not appointed by the Company within 90 days of such notice, or (ii) an Event of Default has occurred and is continuing or (iii) the Company, in its sole discretion, notifies the Trustee in writing that it elects to cause the issuance of Definitive Securities under this Indenture.

                  (b) Any Global Security that is transferable to the beneficial owners thereof pursuant to this Section 2.4 shall be surrendered by the Depository to the Trustee located at its principal corporate trust office in the Borough of Manhattan, The City of New York, to be so transferred, in whole or from time to time in part, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations. Any portion of a Global Security transferred pursuant to this Section 2.4 shall be executed, authenticated and delivered only in denominations of $1,000 principal amount and any integral multiple thereof and registered in such names as the Depository shall direct. Any Definitive Security delivered in exchange for an interest in the Transfer Restricted Security shall, except as otherwise provided by Section 2.3(e) hereof, bear the applicable restricted securities legend and definitive note legend set forth in Exhibit 1 hereto.

                  (c) Subject to the provisions of Section 2.4(b) hereof, the registered Holder of a Global Security shall be entitled to grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  (d) In the event of the occurrence of one of the events specified in Section 2.4(a) hereof, the Company shall promptly make available to the Trustee a reasonable supply of Definitive Securities in definitive, fully registered form without interest coupons. In the event that the Definitive Securities are not issued to each such beneficial owner promptly after the Registrar has received a request from the Holder of a Global Security to issue such Certificated Security, the Company expressly acknowledges, with respect to the right of any Holder to pursue a remedy pursuant to Article 6 of the Indenture, the right of any beneficial holder of Securities to pursue such remedy with respect to the portion of the Global Security that represents such beneficial holder's Securities as if such Certificated Securities had been issued.

                                                                       EXHIBIT 1


                      [FORM OF FACE OF INITIAL SECURITY]



                          [Global Securities Legend]

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

                  [[FOR REGULATION S GLOBAL SECURITY ONLY] UNTIL 40 DAYS AFTER THE LATER OF COMMENCEMENT OR COMPLETION OF THE OFFERING, AN OFFER OR SALE OF SECURITIES WITHIN THE UNITED STATES BY A DEALER (AS DEFINED IN THE SECURITIES
ACT) MAY VIOLATE THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT IF SUCH OFFER OR SALE IS MADE OTHERWISE THAN IN ACCORDANCE WITH RULE 144A THEREUNDER.]

             [Restricted Securities Legend for Securities Offered
                 Otherwise than in Reliance on Regulation S]

                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

                  THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) TO THE COMPANY, (II) WITHIN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (IV) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (V) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (VI) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (VI) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE.

             [Restricted Securities Legend for Securities Offered
                        in Reliance on Regulation S.]

                  THIS SECURITY (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION ORIGINALLY EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. TERMS USED ABOVE HAVE THE MEANINGS GIVEN TO THEM IN REGULATION S UNDER THE SECURITIES ACT.

                [Temporary Regulation S Global Security Legend]

                  EXCEPT AS SET FORTH BELOW, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY WILL NOT BE EXCHANGEABLE FOR INTERESTS IN THE PERMANENT REGULATION S GLOBAL SECURITY OR ANY OTHER SECURITY REPRESENTING AN INTEREST IN THE SECURITIES REPRESENTED HEREBY WHICH DO NOT CONTAIN A LEGEND CONTAINING RESTRICTIONS ON TRANSFER, UNTIL THE EXPIRATION OF THE "40-DAY DISTRIBUTION COMPLIANCE PERIOD" (WITHIN THE MEANING OF RULE 903(b)(2) OF REGULATION S UNDER THE SECURITIES ACT) AND THEN ONLY UPON CERTIFICATION IN FORM REASONABLY SATISFACTORY TO THE TRUSTEE THAT SUCH BENEFICIAL INTERESTS ARE OWNED EITHER BY NON-U.S. PERSONS OR U.S. PERSONS WHO PURCHASED SUCH INTERESTS IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT. DURING SUCH 40-DAY DISTRIBUTION COMPLIANCE PERIOD, BENEFICIAL OWNERSHIP INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY ONLY BE SOLD, PLEDGED OR TRANSFERRED (I) TO THE COMPANY, (II) OUTSIDE THE UNITED STATES IN A TRANSACTION IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, OR (III) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. HOLDERS OF INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY WILL NOTIFY ANY PURCHASER OF THIS SECURITY OF THE RESALE RESTRICTIONS REFERRED TO ABOVE, IF THEN APPLICABLE.

                  AFTER THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD, BENEFICIAL INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY BE EXCHANGED FOR INTERESTS IN A RULE 144A GLOBAL SECURITY ONLY IF (1) SUCH EXCHANGE OCCURS IN CONNECTION WITH A TRANSFER OF THE SECURITIES IN COMPLIANCE WITH RULE 144A AND (2) THE TRANSFEROR OF THE REGULATION S GLOBAL SECURITY FIRST DELIVERS TO THE TRUSTEE A WRITTEN CERTIFICATE (IN THE FORM ATTACHED TO THIS CERTIFICATE) TO THE EFFECT THAT THE REGULATION S GLOBAL SECURITY IS BEING TRANSFERRED (A) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES TO BE A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, (B) TO A PERSON WHO IS PURCHASING FOR ITS OWN ACCOUNT OR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, AND (C) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

                  AFTER THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD, BENEFICIAL INTERESTS IN THIS TEMPORARY REGULATION S GLOBAL SECURITY MAY BE EXCHANGED FOR INTERESTS IN AN IAI GLOBAL SECURITY ONLY IF (1) SUCH EXCHANGE OCCURS IN CONNECTION WITH A TRANSFER OF THE SECURITIES IN COMPLIANCE WITH AN EXEMPTION UNDER THE SECURITIES ACT AND (2) THE TRANSFEROR OF THE REGULATION S GLOBAL SECURITY FIRST DELIVERS TO THE TRUSTEE A WRITTEN CERTIFICATE (IN THE FORM ATTACHED TO THIS CERTIFICATE) TO THE EFFECT THAT THE REGULATION S GLOBAL SECURITY IS BEING TRANSFERRED (A) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF SECURITIES OF LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

                  BENEFICIAL INTERESTS IN A RULE 144A GLOBAL SECURITY OR AN IAI GLOBAL SECURITY MAY BE TRANSFERRED TO A PERSON WHO TAKES DELIVERY IN THE FORM OF AN INTEREST IN THE REGULATION S GLOBAL SECURITY, WHETHER BEFORE OR AFTER THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD, ONLY IF THE TRANSFEROR FIRST DELIVERS TO THE TRUSTEE A WRITTEN CERTIFICATE (IN THE FORM ATTACHED TO THIS CERTIFICATE) TO THE EFFECT THAT SUCH TRANSFER IS BEING MADE IN ACCORDANCE WITH RULE 903 OR 904 OF REGULATION S OR RULE 144 (IF AVAILABLE).

                        [Definitive Securities Legend]

                  IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

 No.                                                                    $
    -------------                                                        -------

                          97/8% Senior Notes Due 2014

                  Fedders North America, Inc., a Delaware corporation, promises
to pay to           , or registered assigns, the principal sum of
Dollars on March 1, 2014.

                  Interest Payment Dates:  March 1 and September 1.

                  Record Dates:  February 15 and August 15.

                  Additional provisions of this Security are set forth on the other side of this Security.

Dated:   March 8, 2004

                          FEDDERS NORTH AMERICA, INC.

                          By

                              --------------------------------------------
                              Name:
                              Title:


TRUSTEE'S CERTIFICATE OF
         AUTHENTICATION

U.S. BANK NATIONAL ASSOCIATION
 as Trustee, certifies
         that this is one of
         the Securities referred
         to in the Indenture.

By
    -----------------------------------------------------
    Authorized Signatory

                  [FORM OF REVERSE SIDE OF INITIAL SECURITY]

                          97/8% Senior Notes Due 2014

1.       Interest

                  Fedders North America, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above; provided, however, that if a Registration Default (as defined in the Registration Rights Agreement) occurs, Additional Interest will accrue on this Security at a rate of 0.25% per annum (increasing by an additional 0.25% per annum after each consecutive 90-day period that occurs after the date on which such Registration Default occurs up to a maximum Additional Interest rate of 1.00%) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. The Company will pay interest semiannually on March 1 and September 1 of each year, commencing September 1, 2004. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 8, 2004. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.       Method of Payment

                  The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the February 15 or August 15 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.       Paying Agent and Registrar

                  Initially, U.S. Bank National Association (the "Trustee") will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated wholly owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.       Indenture

                  The Company issued the Securities under an Indenture dated as of March 8, 2004 (the "Indenture"), among the Company, the Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

                  The Securities are general unsecured obligations of the Company. The Company shall be entitled, subject to its compliance with Section
4.04 of the Indenture, to issue Additional Securities pursuant to Section 2.15 of the Indenture. The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities or Private Exchange Securities issued in exchange therefor will be treated as a single class for all purposes under the Indenture. The Indenture contains covenants that limit the ability of the Company and its subsidiaries to incur additional indebtedness; pay dividends or distributions on, or redeem or repurchase capital stock; make investments; engage in transactions with affiliates; create liens on assets; transfer or sell assets; guarantee indebtedness; restrict dividends or other payments of subsidiaries; consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries and engage in sale/leaseback transactions. These covenants are subject to important exceptions and qualifications.

5.       Optional Redemption

                  The Securities will be redeemable, at the option of the Company, on or after March 1, 2009. During the 12-month period beginning on March 1 of the years indicated below, the Securities will be redeemable, at the option of the Company, in whole or in part, on at least 30 but not more than 60 days' notice to each Holder of Securities to be redeemed, at the redemption prices (expressed as percentages of the principal amount) set forth below, plus any accrued and unpaid interest and Additional Interest, if any, to the redemption date:

                                                                 Redemption
                 Period                                            Price
             --------------                                    --------------
                 2009                                             104.938%
                 2010                                             103.292%
                 2011                                             101.646%
                 2012 and thereafter                              100.000%

                  In addition, at any time on or before March 1, 2007, the Company may (but will not have the obligation to) redeem for cash up to 35% of the original aggregate principal amount of the Securities (including the original aggregate principal amount of any Additional Securities issued under the Indenture) at a redemption price of 109.875% of the principal amount thereof, in each case plus any accrued and unpaid interest and Additional Interest, if any, thereon to the redemption date, with the net proceeds of an Equity Offering; provided that at least 65% of the original principal amount of the Securities (including the original aggregate principal amount of any Additional Securities issued under the Indenture) remains outstanding immediately after the occurrence of such redemption; and provided, further, that such redemption will occur within 60 days of the date of the closing of such Equity Offering.

6.       Notice of Redemption

                  Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7.       Put Provisions

                  Upon a Change of Control, any Holder of Securities will have the right to cause the Company to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

8.       Guaranty

                  The payment by the Company of the principal of, and premium and interest on, the Securities is fully and unconditionally guaranteed on a joint and several senior basis by each of the Guarantors to the extent set forth in the Indenture.

9.       Denominations; Transfer; Exchange

                  The Securities are in registered form without coupons in denominations of $1,000 principal amount and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

10.      Persons Deemed Owners

                  The registered Holder of this Security may be treated as the owner of it for all purposes.

11.      Unclaimed Money

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

12.      Discharge and Defeasance

                  Subject to certain conditions, the Company at any time shall be entitled to terminate some or all of its and the Guarantors' obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

13.      Amendment, Waiver

                  Subject to certain exceptions set forth in the Indenture,
(a) the Indenture and the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (b) any existing Default or Event of Default (other than a payment default) or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee shall be entitled to amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to comply with Article 5 of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to comply with the Trust Indenture Act or to make any change that does not materially adversely affect the legal rights of any Securityholder.

14.      Defaults and Remedies

                  Under the Indenture, Events of Default include (a) default for 30 days in payment of interest on the Securities; (b) default in payment when due of principal or premium, if any, on the Securities; (c) failure by the Company, Fedders Corporation or any Subsidiary Guarantor to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (d) certain accelerations (including failure to pay after giving effect to any extensions thereof) of other Indebtedness of the Company, Fedders Corporation or a Restricted Subsidiary if the amount accelerated (or so unpaid) exceeds $10.0 million; (e) certain events of bankruptcy or insolvency with respect to the Company, Fedders Corporation and the Significant Subsidiaries; (f) certain judgments or decrees for the payment of money in excess of $10.0 million; and (g) certain defaults with respect to Guarantees. Upon the occurrence of an Event of Default, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a notice of acceleration.

                  Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

15.      Trustee Dealings with the Company

                  Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16.      No Recourse Against Others

                  A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17.      Authentication

                  This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

18.      Abbreviations

                  Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

19.      CUSIP Numbers

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

20.      Holders' Compliance with Registration Rights Agreement

                  Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

21.      Governing Law

                  THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  The Company will furnish to any Securityholder upon written request and without charge to the Security holder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

         Fedders North America, Inc.
         505 Martinsville Road
         Liberty Corner, New Jersey  07938-0813
         Attention:  [Vice President and General Counsel]

________________________________________________________________________________
                                ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

         (Print or type assignee's name, address and zip code)

         (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Security on
the books of the Company.  The agent may substitute another to act for him.

________________________________________________________________________________

Date:________________________________Your Signature:____________________________

________________________________________________________________________________

________________________________________________________________________________

Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

        |_|       to the Company; or

        |_| pursuant to an effective registration statement under the Securities Act of 1933; or

        |_| inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

        |_| outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

        |_| pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933; or

        |_| to an institutional "accredited investor" (as defined in Rule 501(a)(1),(2),(3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements.

     Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.



_____________________________________
               Signature

Signature Guarantee:



_____________________________________      _____________________________________
    Signature must be guaranteed                       Signature

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



________________________________________________________________________________

             TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:__________________________________   _____________________________________
                                            Notice:  To be executed by
                                                     an executive officer

                     [TO BE ATTACHED TO GLOBAL SECURITIES]

             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY


                  The following increases or decreases in this Global Security have been made:

Date of        Amount of decrease     Amount of increase     Principal amount of    Signature of
Exchange       in Principal  amount   in Principal amount    this Global Security   authorized officer
               of this Global         of this Global         following such         of Trustee or
               Security               Security               decrease or increase   Securities Custodian

                      OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.05 or 4.14 of the Indenture, check the box:

                                 ______
                                |______|

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.05 or 4.14 of the Indenture, state the amount in principal amount: $

Dated:__________________    Your Signature:_____________________________________
                                           (Sign exactly as your name appears
                                            on the other side of this Security.)

Signature Guarantee:____________________________________________________________
                               (Signature must be guaranteed)

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT 2


                      [FORM OF FACE OF EXCHANGE SECURITY
                      OR PRIVATE EXCHANGE SECURITY] */**/





















_______________________
*/ [If the Security is to be issued in global form add the Global Securities Legend from Exhibit 1 to Appendix A and the attachment from such Exhibit 1 captioned "[TO BE ATTACHED TO GLOBAL SECURITIES] - SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY".]

**/ [If the Security is a Private Exchange Security issued in a Private Exchange to an Initial Purchaser holding an unsold portion of its initial allotment, add the Restricted Securities Legend from Exhibit 1 to Appendix A and replace the Assignment Form included in this Exhibit 2 with the Assignment Form included in such Exhibit 1.]

 No.                                                                   $
    -------------                                                        -------

                          97/8% Senior Notes Due 2014

         Fedders North America, Inc., a Delaware corporation, promises to pay to
                        , or registered assigns, the principal sum of Dollars on March 1, 2014.

         Interest Payment Dates:____March 1 and September 1.

         Record Dates:  February 15 and August 15.

         Additional provisions of this Security are set forth on the other side of this Security.

Dated:   March 8, 2004

                          FEDDERS NORTH AMERICA, INC.


                          By
                             --------------------------------------------
                             Name:
                             Title:


TRUSTEE'S CERTIFICATE OF
    AUTHENTICATION

U.S. BANK NATIONAL ASSOCIATION
  as Trustee, certifies
         that this is one of
         the Securities referred
         to in the Indenture.
By


    ----------------------------------------------
    Authorized Signatory

                  [FORM OF REVERSE SIDE OF EXCHANGE SECURITY
                         OR PRIVATE EXCHANGE SECURITY]

                          97/8% Senior Notes Due 2014

1.       Interest

                  Fedders North America, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above; provided, however, that if a Registration Default (as defined in the Registration Rights Agreement) occurs, Additional Interest will accrue on this Security at a rate of 0.25% per annum (increasing by an additional 0.25% per annum after each consecutive 90-day period that occurs after the date on which such Registration Default occurs up to a maximum Additional Interest rate of 1.00%) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. The Company will pay interest semiannually on March 1 and September 1 of each year, commencing September 1, 2004. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from March 8, 2004. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.       Method of Payment

                  The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on the February 15 or August 15 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of the Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company will make all payments in respect of a certificated Security (including principal, premium and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on a certificated Security will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 30 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.       Paying Agent and Registrar

                  Initially, U.S. Bank National Association (the "Trustee") will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated wholly owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.       Indenture

                  The Company issued the Securities under an Indenture dated as of March 8, 2004 (the "Indenture"), among the Company, the Guarantors and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

                  The Securities are general unsecured obligations of the Company. The Company shall be entitled, subject to its compliance with Section
4.04 of the Indenture, to issue Additional Securities pursuant to Section 2.15 of the Indenture. The Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities or Private Exchange Securities issued in exchange therefor will be treated as a single class for all purposes under the Indenture. The Indenture contains covenants that limit the ability of the Company and its subsidiaries to incur additional indebtedness; pay dividends or distributions on, or redeem or repurchase capital stock; make investments; engage in transactions with affiliates; create liens on assets; transfer or sell assets; guarantee indebtedness; restrict dividends or other payments of subsidiaries; consolidate, merge or transfer all or substantially all of its assets and the assets of its subsidiaries; and engage in sale/leaseback transactions. These covenants are subject to important exceptions and qualifications.

5.       Optional Redemption

                  The Securities will be redeemable, at the option of the Company, on or after March 1, 2009. During the 12-month period beginning on March 1 of the years indicated below, the Securities will be redeemable, at the option of the Company, in whole or in part, on at least 30 but not more than 60 days' notice to each Holder of Securities to be redeemed, at the redemption prices (expressed as percentages of the principal amount) set forth below, plus any accrued and unpaid interest and Additional Interest, if any, to the redemption date:

                                                                 Redemption
                 Period                                            Price
           -----------------                                  -----------------
                 2009                                             104.938%
                 2010                                             103.292%
                 2011                                             101.646%
                 2012 and thereafter                              100.000%


                  In addition, at any time on or before March 1, 2007, the Company may (but will not have the obligation to) redeem for cash up to 35% of the original aggregate principal amount of the Securities (including the original aggregate principal amount of any Additional Securities issued under the Indenture) at a redemption price of 109.875% of the principal amount thereof, in each case plus any accrued and unpaid interest and Additional Interest, if any, thereon to the redemption date, with the net proceeds of an Equity Offering; provided that at least 65% of the original principal amount of the Securities (including the original aggregate principal amount of any Additional Securities issued under the Indenture) remains outstanding immediately after the occurrence of such redemption; and provided, further, that such redemption will occur within 60 days of the date of the closing of such Equity Offering..

6.       Notice of Redemption

                  Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 principal amount may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7.       Put Provisions

                  Upon a Change of Control, any Holder of Securities will have the right to cause the Company to repurchase all or any part of the Securities of such Holder at a repurchase price equal to 101% of the principal amount of the Securities to be repurchased plus accrued and unpaid interest to the date of repurchase (subject to the right of Holders of record on the relevant record date to receive interest due on the related interest payment date) as provided in, and subject to the terms of, the Indenture.

8.       Guaranty

                  The payment by the Company of the principal of, and premium and interest on, the Securities is fully and unconditionally guaranteed on a joint and several senior basis by each of the Guarantors to the extent set forth in the Indenture.

9.       Denominations; Transfer; Exchange

                  The Securities are in registered form without coupons in denominations of $1,000 principal amount and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

10.      Persons Deemed Owners

                  The registered Holder of this Security may be treated as the owner of it for all purposes.

11.      Unclaimed Money

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

12.      Discharge and Defeasance

                  Subject to certain conditions, the Company at any time shall be entitled to terminate some or all of its and the Guarantors' obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

13.      Amendment, Waiver

                  Subject to certain exceptions set forth in the Indenture,
(a) the Indenture and the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (b) any existing Default or Event of Default (other than a payment default) or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee shall be entitled to amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, or to comply with Article 5 of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to comply with the Trust Indenture Act or to make any change that does not materially adversely affect the legal rights of any Securityholder.

14.      Defaults and Remedies

                  Under the Indenture, Events of Default include (a) default for 30 days in payment of interest on the Securities; (b) default in payment when due of principal or premium, if any, on the Securities; (c) failure by the Company, Fedders Corporation or any Subsidiary Guarantor to comply with other agreements in the Indenture or the Securities, in certain cases subject to notice and lapse of time; (d) certain accelerations (including failure to pay after giving effect to any extensions thereof) of other Indebtedness of the Company, Fedders Corporation or a Restricted Subsidiary if the amount accelerated (or so unpaid) exceeds $10.0 million; (e) certain events of bankruptcy or insolvency with respect to the Company, Fedders Corporation and the Significant Subsidiaries; (f) certain judgments or decrees for the payment of money in excess of $10.0 million; and (g) certain defaults with respect to Guarantees. Upon the occurrence of an Event of Default, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately by notice in writing to the Company and the Trustee specifying the respective Event of Default and that it is a notice of acceleration.

                  Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

15.      Trustee Dealings with the Company

                  Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

16.      No Recourse Against Others

                  A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

17.      Authentication

                  This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

18.      Abbreviations

                  Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors Act).

19.      CUSIP Numbers

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

20.      Holders; Compliance with Registration Rights Agreement

                  Each Holder of a Security, by acceptance hereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, including the obligations of the Holders with respect to a registration and the indemnification of the Company to the extent provided therein.

21.      Governing Law

                  THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

                  The Company will furnish to any Securityholder upon written request and without charge to the Security holder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

         Fedders North America, Inc.
         505 Martinsville Road
         Liberty Corner, New Jersey  07938-0813
         Attention: [Vice President and General Counsel]

________________________________________________________________________________
                                ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

         (Print or type assignee's name, address and zip code)

         (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint                      agent to transfer this Security on
the books of the Company.  The agent may substitute another to act for him.

________________________________________________________________________________

Date:________________________________Your Signature:____________________________

________________________________________________________________________________

________________________________________________________________________________

Sign exactly as your name appears on the other side of this Security.

In connection with any transfer of any of the Securities evidenced by this certificate occurring prior to the expiration of the period referred to in Rule 144(k) under the Securities Act after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred in accordance with its terms:

CHECK ONE BOX BELOW

        |_|       to the Company; or

        |_| pursuant to an effective registration statement under the Securities Act of 1933; or

        |_| inside the United States to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933) that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that such transfer is being made in reliance on Rule 144A, in each case pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

        |_| outside the United States in an offshore transaction within the meaning of Regulation S under the Securities Act in compliance with Rule 904 under the Securities Act of 1933; or

        |_| pursuant to the exemption from registration provided by Rule 144 under the Securities Act of 1933; or

        |_| to an institutional "accredited investor" (as defined in Rule 501(a)(1),(2),(3) or (7) under the Securities Act of 1933) that has furnished to the Trustee a signed letter containing certain representations and agreements.

     Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (4), (5) or (6) is checked, the Trustee shall be entitled to require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.



_____________________________________
               Signature

Signature Guarantee:



_____________________________________      _____________________________________
    Signature must be guaranteed                       Signature

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.



________________________________________________________________________________

             TO BE COMPLETED BY PURCHASER IF (3) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:__________________________________   _____________________________________
                                            Notice:  To be executed by
                                                     an executive officer

                     [TO BE ATTACHED TO GLOBAL SECURITIES]

             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY


                  The following increases or decreases in this Global Security have been made:

Date of        Amount of decrease     Amount of increase     Principal amount of    Signature of
Exchange       in Principal  amount   in Principal amount    this Global Security   authorized officer
               of this Global         of this Global         following such         of Trustee or
               Security               Security               decrease or increase   Securities Custodian

                      OPTION OF HOLDER TO ELECT PURCHASE

                  If you want to elect to have this Security purchased by the Company pursuant to Section 4.05 or 4.14 of the Indenture, check the box:

                                 ______
                                |______|

                  If you want to elect to have only part of this Security purchased by the Company pursuant to Section 4.05 or 4.14 of the Indenture, state the amount in principal amount: $

Dated:__________________    Your Signature:_____________________________________
                                           (Sign exactly as your name appears
                                            on the other side of this Security.)

Signature Guarantee:____________________________________________________________
                               (Signature must be guaranteed)

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT 3


                  Form of Transferee Letter of Representation

FEDDERS NORTH AMERICA
505 Martinsville Road
Liberty Corner, New Jersey 07938-0813

In care of
[Vice President and General Counsel]

Ladies and Gentlemen:

         This certificate is delivered to request a transfer of $[             ]
 principal amount of the 97/8% Senior Notes Due 2014 (the "Securities") of Fedders North America (the "Company").

         Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:

         Name: _________________________________________________________________

         Address: ______________________________________________________________

         Taxpayer ID Numbers: __________________________________________________

         The undersigned represents and warrants to you that:

         We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933 (the "Securities Act")), purchasing for our own account or for the account of such an institutional "accredited investor" at least $250,000 principal amount of the Securities, and we are acquiring the Securities not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we invest in or purchase securities similar to the Securities in the normal course of our business. We, and any accounts for which we are acting, are each able to bear the economic risk of our or its investment.

         We understand that the Securities have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to the date that is two years after the later of the date of original issue and the last date on which the Company or any Affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date") only (i) to the Company, (ii) in the United States to a person whom the seller reasonably believes is a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, (iii) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is an institutional accredited investor purchasing for its own account or for the account of an institutional accredited investor, in each case in a minimum principal amount of the Securities of $250,000, (iv) outside the United States in a transaction complying with the provisions of Rule 904 under the Securities Act, (v) pursuant to an exemption from registration under the Securities Act provided by Rule 144 (if available) or (vi) pursuant to an effective registration statement under the Securities Act, in each of cases
(i) through (vi) subject to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made pursuant to clause (iii) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to the offer, sale or other transfer prior to the Resale Restriction Termination Date of the Securities pursuant to clause (iii), (iv) or (v) above to require the delivery of an opinion of counsel, certifications or other information satisfactory to the Company and the Trustee.

                                         TRANSFEREE
                                         By

                                         ---------------------------------------
                                         Name:
                                         Title: